UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2018 – December 31, 2018

Item 1.	Reports to Shareholders.

DECEMBER 31, 2018

2018 Annual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.roycefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor with the Funds, by calling 1-800-841-1180. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-841-1180 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with our fund complex if you invest directly with the Funds.

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LP manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States, Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages	Why Dividend Reinvestment Is Important
•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 54 and 55. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 64 or visit our website at www.roycefunds.com.

Managed Distribution Policy
The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

• The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

• Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

This page is not part of the 2018 Annual Report to Stockholders

Table of Contents

Annual Review

Letter to Our Stockholders	2

Performance	7

Annual Report to Stockholders

Royce Global Value Trust

Manager’s Discussion of Fund Performance	8

Schedule of Investments	10

Other Financial Statements	14

Royce Micro-Cap Trust

Manager’s Discussion of Fund Performance	24

Schedule of Investments	26

Other Financial Statements	31

Royce Value Trust

Manager’s Discussion of Fund Performance	42

Schedule of Investments	44

Other Financial Statements	49

History Since Inception	60

Distribution Reinvestment and Cash Purchase Options	62

Directors and Officers	63

Notes to Performance and Other Important Information	64

Board Approval of Investment Advisory Agreement	65

Results of Stockholders Meeting	66

This page is not part of the 2018 Annual Report to Stockholders

Letter to Our Stockholders

2018: ANNUS HORRIBILIS
This was quite a memorable year for the equity markets—for reasons most investors would prefer to forget. A bull market ended with a bang that left many investors whimpering. Of course, the end of any upswing for share prices is bound to be disappointing—what made this pullback so jarring was its speed and severity. Back in the summer, everyone seemed to agree that valuations were stretched to the point where an adjustment to prices was all but inevitable, yet the force of the decline felt more like the engine of a precision-engineered sports car suddenly seizing than the anticipated tapping of the brakes. So while 2018’s downturn initially looked as if it would assume a place among the most predicted in history, no one, including us, was expecting a fall as steep and fast as this one has been. It has also, however, performed the role down markets do—which is to provide active managers with an ample supply of potential long-term opportunities.
Part of the reason the jolt was so unexpected may be due to the placid nature of the bull market it wrenched to a stop. For much of 2018, the U.S. market cruised confidently ahead, with very little congestion and few potholes. Through the first three quarters of the year, volatility barely registered in the small-cap market, with only 22% of the trading days having intraday moves of at least 1% in the small-cap Russell 2000 Index (and our chosen asset class has historically been the most volatile precinct of the equity world). Of course, this all changed dramatically later in the year. For small-caps, it began after the Russell 2000 reached an all-time high on August 31, following which a wave of volatility hit. In the fourth quarter, 54% of the trading days for the Russell 2000 had intraday moves of at least 1%.
The volatility itself would have perhaps been more bearable if it had not also taken returns in the year’s last three months from ‘bad’ to ‘historically awful’—the Russell 2000 fell 20.2% for the fourth quarter. Its worst month by far was December. In fact, the first few months of the corrective phase had enough push and pull that the year-to-date return at the end of November for the Russell 2000 was 1.0%. From our perspective, then, the downturn had

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LETTER TO OUR STOCKHOLDERS

two phases—the first was the widely expected recalibration from late August through mid-December. The second was a blur of panic selling between December 12th and 24th. Losses mounted as the gentler descent of the initial stage gave way to a wild downhill. The markets careened down the slope at breakneck speed as the calendar approached year-end, with small-caps reaching a 2018 bottom on Christmas Eve before stabilizing over the next week, giving the Russell 2000 a loss of 11.9% for December. In the context of its 11.0% decline for calendar 2018, it may be easy to forget that year-to-date through August 31, the Russell 2000 was up 14.3%.

A Tale of Two Markets Russell 2000 2018

So 2018 was truly A Tale of Two Markets, and offered yet another lesson from history that the market can—and often does—turn in a hurry. For an additional sense of the tumult and—we want to stress again—the opportunities the correction created, consider that the average stock in the Russell 2000 declined 37.2% from its previous 52-week high through year-end. Many declined more than that: energy stocks in the Russell 2000 fell more than 50%, materials slid 42.5%, and transportation was down 42.3% from their respective highs.

“WHAT JUST HAPPENED?”
Retrospect offers the opportunity to look at the contour of the correction and at the confluence of factors that may have led to and exacerbated it. In spite of its historic awfulness, the downturn displayed some familiar traits: small-caps lost more than large-caps, for example, which is consistent with most bear markets, as is the fact that small-caps entered ‘classic’ bear market territory before their larger counterparts. (By a ‘classic’ bear, we mean a decline of 20% or more from a previous peak—the Russell 2000 lost 22.1% from 8/31/18-12/31/18.) Within small-cap, we also saw value beat

A Familiar Pattern in 4Q18 Decline

growth, dividend payers lose less than non-payers, earners hold up better than non-earners, and defensives outpace cyclicals. All of this is also essentially consistent with history, which was reassuring (though painful in the short run).
    Identifying this mix of the familiar and the unexpected helps to shed light on the question of what drove shares down in such precipitous fashion, turning what at first looked like a historically typical bull market detour into the bear market ditch. First, there was the by-now familiar cloud of tariffs and trade wars looming over the market, arguably the major factor in underperformance for economically sensitive cyclical stocks in 2018. Oil prices began to collapse in October, while shortly afterward slowdowns were reported in both housing and auto sales. Consumer confidence began to dip, and Europe and China continued to weaken. Yet all of this was, if not old news, then at least well established news by the end of November. Moreover, much of the economic news in the U.S. remained positive. Job and wage gain growth remained robust (as they continue to do as of this writing) as did corporate profits.
In mid-December, however, other factors came into play that helped to bring the witches’ brew to a boil. Investors looked at the coincidence of a flattening yield curve and the abrupt drop in oil prices as a surefire recession warning. Ratcheting up the already high level of anxiety, the December Fed meeting announcement and subsequent press conference were widely seen as conveying an unhealthy detachment from current financial conditions, which exacerbated the downward spiral. This is how ‘bad’ became ‘worse.’

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LETTER TO OUR STOCKHOLDERS

A SENSE OF WHERE WE ARE
A month into 2019, which featured a welcome rally that recovered most of December’s losses, the signals remain decidedly mixed. The PMI (Purchasing Managers’ Index) report for December issued in early January perhaps best distills the mixed, if not confusing, state of play in the U.S. economy. The report is designed to show the health of the manufacturing and service sectors. The index hit a 15-month low in December, which is admittedly concerning, especially given the marked fall-off from November. However, of its 18 manufacturing sectors, 11 showed growth in December. Additionally, the 54.1% number reported for that month was comfortably in the range of a growing economy because any number north of 50% typically indicates growth. Even with the uncertain course of U.S. growth, it seems clear to us that in 2018 many investors reacted as if the economy has only two gears—forward and reverse.
We see a more nuanced picture that’s closer to the midpoint of these extremes. The economy looks essentially healthy and capable of expansion to us, though probably at a slower pace than we saw over the last two years. There are undoubtedly risks on the horizon—political, financial, and economic. Yet we believe that these have already been reflected, in some cases excessively so, in current small-cap valuations. The market shifted in short order from a period when small-cap’s extended valuations seemed out of sync in light of the index’s high levels of debt and low profitability, to one at the end of the year when valuations reflected more pessimism than we think is warranted—at least in select instances.
THE LESSONS OF HISTORY
We examined the recent bear phase from a calendar-year and market cycle perspective and uncovered encouraging data. First, 2018 was the twelfth negative calendar year in the 40-year history of the Russell 2000. In 10 of the previous 11 years, a positive calendar-year return followed—with an average one-year return of 21.1%. (Unsurprisingly, the lone exception was 2007-08.) Turning to market cycles also shows compelling positive news. 2018 saw the

After the Bear Market, Then What? Subsequent 1-Year Performance of Russell 2000 after a 20% Decline as of 12/31/18

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LETTER TO OUR STOCKHOLDERS

There are undoubtedly risks on the horizon—political, financial, and economic. Yet we believe that these have already been reflected, in some cases excessively so, in current small-cap valuations.

eleventh decline of 20% or more from a previous small-cap peak. In nine of the previous 10 periods, the subsequent average one-year return from the first day on which the index declined 20% from its peak was a positive 19.4%. (The exception, again unsurprisingly, came in 2008-09.) These historical examples certainly suggest the possibility of a solid 2019.
To be sure, our belief is that we are a long way from the crisis era of a decade ago. We are also in a stronger position economically than we were in the two prior bear markets in 2011-12 or 2015-16. In fact, we see the closest historical parallels farther back. In our view, 1987 or 1962 are the more relevant comparisons—two cases in which the markets experienced a deep decline before recovering in the midst of a still growing economy.

Historical Comparison CRSP 6-10 Declines and Subsequent 12-Month Performance

Moreover, we also see little resemblance between the present and prior bearish periods such as 1998, 2001-02, or 2008-09, when there were more than enough reasons for investors to sell in the form of financial crises and/or recessions (while contrarians like us were casting about for opportunities). It’s worth emphasizing that the only decline over the last 10-plus years that featured both a recession and a financial crisis was 2008-09. Unless investors are expecting something in the way of a repeat performance—and we are obviously not—history suggests this may be a good time to consider committing more money to small-caps.

A DELIBERATE PACE ON THE ROAD TO NORMAL
We would, however, add a note or two mixing intermediate-term caution for the small-cap market with long-term optimism for small-cap active management. 2019 may well be a terrific year for small-cap performance, particularly if January is any kind of bellwether. However, we suspect that annualized small-cap returns over the next three to five years may be in the mid to high single digits. From our perspective as disciplined small-cap specialists, this is not necessarily bad news. Lower-than-average returns for the Russell 2000 have historically benefited active management approaches, including a number of our own strategies, especially coming out of periods of deep pessimism such as we saw late in 2018, when investors often miss the long-term opportunities falling markets create.
    We also believe that the long and winding road back to more normal terrain for the capital markets will be marked by three occurrences: a normalizing rate structure, with rates moving higher, resulting in a steepening yield curve; more historically average levels of volatility (which was higher in 2018 than it was over the previous two years); and the more historically typical returns that we mentioned above. All three of these market conditions have been supportive for small-cap active management in the past.
The overall state of small-cap, however, still has several unresolved issues. Of the three that worried us most about the Russell 2000 over the summer—lofty valuations, many companies with barely manageable debt, and too many with no earnings—only the first is no longer a pressing matter. We think that the fundamentals we value most—such as high returns on invested

This page is not part of the 2018 Annual Report to Stockholders | 5

LETTER TO OUR STOCKHOLDERS

Across each of our small-cap strategies, we are confident in our holdings, which generally possess some combination of solid cash flows, modest valuations, effective managements, and encouraging prospects. These are the businesses that look most likely to weather or even thrive in a period with even more volatility and uncertainty than usual.

capital, positive cash flow, and an identifiable catalyst (or two) for earnings growth or recovery—should be rewarded in the coming market environment, as they have often been over the long term.

IDENTIFYING OPPORTUNITIES IN A VOLATILE CLIMATE
In all of our strategies, we’ve been working to take advantage of long-term buying opportunities across a broad spectrum of sectors and industries. This includes companies involved in energy services, RV parts, infrastructure, laser-based photonics, shipping, trucking, banking, outpatient healthcare facilities that bend the cost curve, and semiconductor capital equipment, to name just a few. Within our high-quality strategies, we’ve also been buying more of the companies that we know best, those in which we have the highest confidence, because of their demonstrated ability to deal effectively with adversity in previous down markets.
Within these cyclical sectors, especially in the broad industrial and technology spaces, there are diverse industry groups with distinct business cycle dynamics. Each responds to multiple company- or industry-specific factors that help to determine performance as a business—they seldom march in lockstep. That diversity is very attractive to us as selective active managers. So while there’s no question that we were incorrect in thinking that investors would more readily recognize and then close the gap between operating income and stock prices, we think that many small-cap cyclical companies were disproportionately punished in the downturn to the point where many look as if a recession has already been priced in—which makes them even more attractive to us.

Cyclical Market Disconnect

Across each of our small-cap strategies, we are confident in our holdings, which generally possess some combination of solid cash flows, modest valuations, effective managements, and encouraging prospects. These are the businesses that look most likely to weather or even thrive in a period with even more volatility and uncertainty than usual.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

January 31, 2018

6 | This page is not part of the 2018 Annual Report to Stockholders

Performance

NAV Average Annual Total Returns
As of December 31, 2018 (%)
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE

Royce Global Value Trust[1]	-16.11	6.91	2.04	N/A	N/A	N/A	N/A	N/A	2.49	10/17/13

Royce Micro-Cap Trust	-11.62	8.25	3.01	13.07	7.38	9.39	10.09	N/A	10.08	12/14/93

Royce Value Trust	-14.45	9.00	3.70	12.14	7.17	8.42	9.34	10.20	9.94	11/26/86

INDEX

MSCI ACWI Small Cap Index	-14.39	5.75	3.56	11.81	8.01	7.92	N/A	N/A	N/A	N/A

Russell Global Small Cap Index	-15.30	5.21	2.67	10.30	7.00	7.14	N/A	N/A	N/A	N/A

Russell Microcap Index	-13.08	5.79	3.08	11.71	5.67	N/A	N/A	N/A	N/A	N/A

Russell 2000 Index	-11.01	7.36	4.41	11.97	7.50	7.40	8.28	9.21	N/A	N/A

1 The Fund’s previous benchmark index, the Russell Global Small Cap Index, was discontinued by FTSE Russell effective December 31, 2018. As of this same date, the MSCI ACWI Small Cap Index is the Fund’s new benchmark.

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 6/30/18, for financial reporting purposes, and as a result the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2018 Annual Report to Stockholders | 7

MANAGERS’ DISCUSSION
Royce Global Value Trust (RGT)

Chuck Royce David Nadel

FUND PERFORMANCE
In a challenging year for small-caps all over the world, Royce Global Value Trust fell 16.1% on an NAV (net asset value) basis and 17.5% based on market price for 2018, trailing both its new benchmark, the MSCI ACWI Small Cap Index, which declined 14.4%, and the Russell Global Small Cap Index (which Russell Investments has discontinued), which fell 15.3% for the same period. However, the Fund was ahead of both benchmarks on an NAV and market price basis for the three-year period ended December 31, 2018.

WHAT WORKED... AND WHAT DIDN’T
All of the Fund’s 11 equity sectors detracted from 2018’s results. Industrials had by far the largest negative impact, followed by Financials, Information Technology, and Materials. At the industry level, capital markets (Financials) detracted most, with machinery (Industrials) and electronic equipment, instruments & components also having sizable negative effects.
At the position level, CIRCOR International, which makes valves for fluid control systems, detracted most. Its shares fell in the fourth quarter amid concerns that slowing global growth, U.S.-China trade tensions, and the significant drop in oil prices—energy companies being among its larger end markets—would put a damper on CIRCOR’s positive order trends, pushing out a long-awaited improvement in profit margins and free cash flow earmarked for debt reduction. Computer Modelling Group is a Canadian software company whose products help oil companies maximize extractions. Its shares slumped in the second half due to its exposure to the energy industry, which was hurt by falling oil prices, and some slight disappointments in revenues and earnings. Based on its lack of debt, relatively high annual dividend, and strong position in a highly specialized niche, we liked its long-term prospects at year-end.
SEI Investments runs a diverse business that provides investment processing, investment management, and investment operations solutions to clients around the globe. With products and services knit into the operations of several customers, SEI has what we think is a strong niche that’s built for the long term. Concerns about future spending levels from its primary client base as well as a second-quarter earnings disappointment led investors to mostly avoid its stock through the first three quarters of 2018, before its shares slumped further during the downturn, along with most other companies associated with asset management. Air Lease is a leading aircraft leasing business that saw its shares lose altitude throughout the year, particularly in December, when the airline industry came under considerable pressure throughout the eurozone, which resulted in the shuttering of a number of poorly capitalized carriers. Though Air Lease was less exposed to this dynamic, there were concerns among investors that a similar trend would materialize in other geographies. Confident in the potential for its shares to rise when tailwinds return to its business, we increased our stake in 2018.
The portfolio’s top positive contributor was Australia’s Bravura Solutions, which makes software that focuses on the wealth management and investment fund administration markets. It has what we like in its industry—a market and product application we can readily understand that also delivers mission-critical customer benefits. The company offers a market-leading product, developed after a multi-year period of substantial R&D, and was able to take market share in a growing market. Based in New York City, Virtu Financial uses its technology to act as a market maker and liquidity provider to the global financial markets. Virtu announced impressive first-quarter results in profits and earnings, thanks to increased volatility, high trading volumes, and better-than-expected progress integrating a large acquisition. Its shares then advanced in the fourth quarter as its business model again benefited from increased volatility.
Relative to the MSCI ACWI Small Cap, RGT suffered most from sector allocation as stock selection was additive in 2018. The portfolio’s biggest source of underperformance on the sector level came from our underweight and ineffective stock picking in Real Estate while stock selection also hurt in Communication Services and Health Care. Conversely, the Fund benefited from savvy stock selection, most impactfully in Industrials, Energy, Financials, and Consumer Discretionary.

Top Contributors to Performance
For 2018 (%)[1]

Bravura Solutions	0.44

Virtu Financial Cl. A	0.44

Sartorius Stedim Biotech	0.28

Trade Me Group	0.26

Radisson Hospitality	0.23

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

CIRCOR International	-0.57

Computer Modelling Group	-0.50

SEI Investments	-0.50

Air Lease Cl. A	-0.43

Ferroglobe	-0.39

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we acknowledge the many potential of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been reflected, perhaps even excessively so, in current valuations. In relatively short order, we transitioned from a period this summer when domestic small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances. As a result, we put cash to work as we identified what we thought were terrific opportunities to the point where the Fund was fully invested at year-end. Down years for small-caps have often been followed by strong ones. We believe that the portfolio’s cyclical approach to global small-caps will be rewarded as recessionary concerns dissipate during the year.

8 | 2018 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	-15.37	-16.11	6.91	2.04	2.49

[1] Not annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment1

[1] Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2] Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 64 for additional information.

Top 10 Positions
% of Net Assets

FLIR Systems	2.3

Kirby Corporation	2.0

Ashmore Group	1.8

Virtu Financial Cl. A	1.8

Raven Industries	1.3

Spirax-Sarco Engineering	1.3

STRATEC Biomedical	1.3

TGS-NOPEC Geophysical	1.2

Lindsay Corporation	1.2

TOTVS	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	32.3

Financials	20.9

Information Technology	18.4

Health Care	9.1

Materials	9.4

Consumer Discretionary	5.8

Energy	3.8

Consumer Staples	3.4

Real Estate	2.7

Communication Services	0.8

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-6.6

Calendar Year Total Returns (%)

YEAR	RGT

2018	-16.1

2017	31.1

2016	11.1

2015	-3.4

2014	-6.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	30.5

Japan	10.4

United Kingdom	9.9

Canada	9.6

Switzerland	5.7

Germany	5.5

Australia	4.8

France	3.8

Sweden	3.7

Brazil	3.3

1 Represents countries that are 3% or more of net assets.
2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$109 million

Number of Holdings	206

Turnover Rate	57%

Net Asset Value	$10.42

Market Price	$8.88

Net Leverage[1]	6.6%

Average Market Capitalization[2]	$1,702 million

Weighted Average P/E Ratio[3,4]	16.4x

Weighted Average P/B Ratio[3]	2.4x

Active Share[5]	97%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/18).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

2018 Annual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 105.9%

	SHARES	VALUE

AUSTRALIA – 4.8%
ALS	140,000	$668,569
Bravura Solutions	300,000	781,829
Cochlear	7,000	855,778
Hansen Technologies	360,000	884,945
IPH	175,000	666,843
†Steadfast Group	273,500	529,759
†Technology One	200,000	867,759

Total (Cost $4,610,181)		5,255,482

AUSTRIA – 0.8%
Mayr-Melnhof Karton	6,500	819,211

Total (Cost $776,898)		819,211

BELGIUM – 0.8%
†Radisson Hospitality [1]	180,000	832,680

Total (Cost $505,978)		832,680

BRAZIL – 3.3%
B3-Brasil, Bolsa, Balcao	32,847	227,215
Construtora Tenda	18,400	152,346
†CVC Brasil Operadora e Agencia de Viagens	7,800	123,126
International Meal Company Alimentacao	132,300	242,019
†M Dias Branco	22,500	248,468
OdontoPrev	300,000	1,064,310
†Tegma Gestao Logistica	30,000	212,862
TOTVS	183,000	1,281,933

Total (Cost $3,469,614)		3,552,279

CANADA – 9.6%
Agnico Eagle Mines [2]	10,000	404,000
Altus Group	62,200	1,078,431
†ATS Automation Tooling Systems [1]	16,900	178,136
†AutoCanada	55,000	457,259
Canaccord Genuity Group	92,000	388,837
Computer Modelling Group	283,000	1,262,430
E-L Financial	1,300	700,850
FirstService Corporation	10,300	705,344
Franco-Nevada Corporation [2,3]	14,100	989,397
Genworth MI Canada	13,000	382,801
Gluskin Sheff + Associates	23,000	175,718
Major Drilling Group International [1]	184,600	622,004
Morneau Shepell	50,000	917,082
Pan American Silver [2]	31,800	464,280
†Parex Resources [1]	6,800	81,438
Solium Capital [1]	50,000	431,805
Sprott	520,600	980,034
Western Forest Products	190,050	263,107

Total (Cost $12,766,644)		10,482,953

CHINA – 1.0%
†Haitian International Holdings	79,600	153,497
Hua Hong Semiconductor	114,000	211,098
TravelSky Technology	300,000	768,150

Total (Cost $825,140)		1,132,745

DENMARK – 0.4%
SimCorp	6,000	410,282

Total (Cost $386,884)		410,282

FRANCE – 3.8%
Gaztransport Et Technigaz	3,500	269,280
Interparfums	14,850	574,235
Lectra	12,500	260,372
Neurones	32,500	703,777
†Robertet	400	241,066
Rothschild & Co	33,000	1,166,430
Thermador Groupe	19,000	968,731

Total (Cost $3,368,882)		4,183,891

GERMANY – 4.8%
Amadeus Fire	10,000	933,786
†AURELIUS Equity Opportunities	7,400	268,940
Carl Zeiss Meditec	7,500	586,910
CompuGroup Medical	10,000	463,341
†CTS Eventim AG & Co.	6,100	227,704
MorphoSys [1]	6,000	611,487
†Norma Group	5,000	247,367
†PATRIZIA Immobilien	24,700	471,195
STRATEC	24,413	1,406,951

Total (Cost $4,785,168)		5,217,681

GREECE – 0.3%
Sarantis	44,100	352,682

Total (Cost $379,711)		352,682

HONG KONG – 1.2%
HKBN	171,500	260,190
Texhong Textile Group	33,100	37,832
Value Partners Group	1,281,800	888,855
†Valuetronics Holdings	355,100	171,955

Total (Cost $1,455,082)		1,358,832

INDIA – 1.4%
†AIA Engineering	30,000	713,314
Edelweiss Financial Services	65,700	171,602
SH Kelkar & Company	200,000	492,731
†Sterlite Technologies	37,800	158,991

Total (Cost $1,961,638)		1,536,638

INDONESIA – 0.4%
Selamat Sempurna	5,000,000	486,787

Total (Cost $455,966)		486,787

IRELAND – 0.4%
†Datalex	28,500	77,716
Keywords Studios	25,000	340,956

Total (Cost $139,096)		418,672

ISRAEL – 0.2%
Nova Measuring Instruments [1,2]	8,700	198,186

Total (Cost $222,334)		198,186

ITALY – 1.1%
†Biesse	8,700	171,151
DiaSorin	9,000	729,041
†Interpump Group	10,900	324,705

Total (Cost $969,645)		1,224,897

JAPAN – 10.4%
†Advantest Corporation	13,600	278,440
†Ain Holdings	4,100	294,394

10 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments (continued)

	SHARES	VALUE

JAPAN (continued)
As One	15,000	$1,029,150
†Benefit One	25,000	769,810
†Cosel	50,000	423,795
Daifuku	20,000	916,017
en-japan	6,600	205,638
EPS Holdings	40,000	610,191
Financial Products Group	27,400	280,487
†Fujitec	50,000	538,753
Information Services International-Dentsu	4,900	122,897
†KOMEDA Holdings	14,200	280,359
Kyowa Exeo	11,400	268,137
Meitec Corporation	25,000	1,018,430
†Morningstar Japan KK	80,000	218,238
†Nishimoto	6,500	264,792
NSD	47,900	927,365
Relo Group	30,000	704,256
†TKC Corporation	23,000	820,492
TOTO	4,500	156,425
USS	50,000	843,483
Yumeshin Holdings	48,050	347,207

Total (Cost $11,499,978)		11,318,756

LUXEMBOURG – 0.8%
†Reinet Investments	65,000	849,001

Total (Cost $958,103)		849,001

MALAYSIA – 0.2%
†AEON Credit Service	44,200	163,644

Total (Cost $164,029)		163,644

MEXICO – 0.6%
Becle	200,000	268,576
Bolsa Mexicana de Valores	250,000	426,171

Total (Cost $789,517)		694,747

NETHERLANDS – 2.2%
†Basic-Fit [1]	2,700	80,277
†Euronext	4,300	247,814
†IMCD	13,000	834,106
†Intertrust	75,000	1,262,330

Total (Cost $2,666,388)		2,424,527

NEW ZEALAND – 0.6%
Fisher & Paykel Healthcare	70,654	616,499

Total (Cost $382,216)		616,499

NORWAY – 1.5%
†Atea	24,700	317,088
TGS-NOPEC Geophysical	55,000	1,328,167

Total (Cost $1,404,136)		1,645,255

PERU – 0.3%
†Alicorp	123,400	364,504

Total (Cost $365,981)		364,504

POLAND – 0.3%
Warsaw Stock Exchange	33,000	323,179

Total (Cost $459,764)		323,179

PORTUGAL – 0.5%
Sonae	612,400	568,342

Total (Cost $760,078)		568,342

RUSSIA – 0.4%
Globaltrans Investment GDR	42,000	380,520

Total (Cost $228,732)		380,520

SINGAPORE – 0.8%
†Midas Holdings [1,4]	400,000	42,261
XP Power	30,000	804,910

Total (Cost $817,261)		847,171

SOUTH AFRICA – 1.5%
Coronation Fund Managers	70,800	203,481
†Hudaco Industries	61,557	600,189
JSE	15,000	172,608
PSG Group	25,000	425,369
†Transaction Capital	244,100	288,594

Total (Cost $1,971,790)		1,690,241

SOUTH KOREA – 0.4%
Hansol Chemical	2,800	194,479
Koh Young Technology	1,200	88,726
Samjin Pharmaceutical	4,300	154,727

Total (Cost $433,537)		437,932

SPAIN – 0.2%
†Applus Services	20,000	222,046

Total (Cost $242,032)		222,046

SWEDEN – 3.7%
Addtech Cl. B	31,460	561,548
Bravida Holding	120,000	829,972
†Dometic Group	50,000	310,280
Hexpol	110,000	869,406
†Lagercrantz Group	60,000	582,876
†Loomis Cl. B	12,500	403,364
†Resurs Holding	38,500	237,613
†Scandi Standard	38,500	268,889

Total (Cost $4,246,817)		4,063,948

SWITZERLAND – 5.7%
Burkhalter Holding	10,000	793,570
dormakaba Holding	600	361,990
Forbo Holding	200	281,005
Inficon Holding	1,500	759,385
†Kardex	10,000	1,153,729
LEM Holding	600	639,740
Partners Group Holding	1,600	970,190
VZ Holding	4,600	1,240,208

Total (Cost $6,074,421)		6,199,817

TAIWAN – 0.4%
†Chailease Holding	23,266	73,347
†Chroma ATE	66,400	254,911
TCI	8,808	148,725

Total (Cost $494,164)		476,983

THAILAND – 0.1%
†Muangthai Capital	94,100	141,612

Total (Cost $127,611)		141,612

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 11

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

UKRAINE – 0.3%
†MHP GDR	30,000	$310,500

Total (Cost $411,612)		310,500

UNITED KINGDOM – 9.9%
Abcam	40,000	555,726
†Advanced Medical Solutions Group	70,000	245,360
Ashmore Group	432,800	2,016,821
Avon Rubber	9,500	151,359
†BCA Marketplace	90,000	252,371
Clarkson	15,600	377,791
Consort Medical	57,500	685,257
†Croda International	15,000	895,725
Diploma	35,000	539,793
FDM Group Holdings	25,000	236,757
Ferroglobe [2]	41,100	65,349
Ferroglobe (Warranty Insurance Trust) [1,4]	41,100	0
Hilton Food Group	9,600	110,370
Jupiter Fund Management	36,000	135,454
†Kainos Group	31,400	160,090
†Metro Bank [1]	25,000	539,474
Polypipe Group	125,000	521,630
†Porvair	50,000	264,161
Rotork	82,500	260,362
Spirax-Sarco Engineering	18,000	1,431,630
Staffline Group	10,300	162,792
Stallergenes Greer [1]	10,800	350,187
†Taylor Wimpey	72,700	126,254
Victrex	25,500	743,652

Total (Cost $11,515,860)		10,828,365

UNITED STATES – 30.5%
Air Lease Cl. A [2]	40,060	1,210,213
Brooks Automation [2]	21,700	568,106
†Burford Capital	20,000	422,148
†Camping World Holdings Cl. A [2,3]	62,800	720,316
†Chase Corporation	5,600	560,280
CIRCOR International [1,2]	32,200	685,860
Cognex Corporation [2]	10,748	415,625
Coherent [1,2]	3,600	380,556
†comScore [1]	24,000	346,320
Diodes [1,2]	20,500	661,330
Dorian LPG [1]	4,475	26,089
EnerSys [2]	11,000	853,710
Expeditors International of Washington [2]	13,300	905,597
FLIR Systems [2,3]	56,700	2,468,718
Innospec [2,3]	12,457	769,344
Kadant [2]	7,800	635,388
KBR [2]	64,600	980,628
Kirby Corporation [1,2,3]	32,900	2,216,144
†KKR & Co. Cl. A [2]	50,000	981,500
Lazard Cl. A	34,200	1,262,322
Lindsay Corporation [2]	13,700	1,318,625
Littelfuse	4,000	685,920
ManpowerGroup [2]	8,800	570,240
MBIA [1,2,3]	80,300	716,276
†Morningstar	7,200	790,848
Nanometrics [1,2,3]	35,600	972,948
National Instruments [2]	15,200	689,776
Popular [2]	13,100	618,582
Quaker Chemical [2,3]	6,069	1,078,522
Raven Industries	40,000	1,447,600
Rogers Corporation [1,2,3]	4,800	475,488
SEACOR Holdings [1,2,3]	20,200	747,400
SEACOR Marine Holdings [1]	20,309	238,834
SEI Investments [2]	27,600	1,275,120
Signet Jewelers	5,500	174,735
Standard Motor Products	11,200	542,416
Sun Hydraulics [2]	15,139	502,463
Tennant Company [2]	11,600	604,476
Valmont Industries [2]	5,400	599,130
Virtu Financial Cl. A [2,3]	74,300	1,913,968
World Fuel Services [2]	12,000	256,920

Total (Cost $30,346,527)		33,290,481

URUGUAY – 0.3%
Arcos Dorados Holdings Cl. A [2]	46,800	369,720

Total (Cost $351,426)		369,720

TOTAL COMMON STOCKS

(Cost $113,790,841)		115,691,688

PREFERRED STOCK – 0.7%
GERMANY – 0.7%
†FUCHS PETROLUB	18,500	762,645

(Cost $802,646)		762,645

REPURCHASE AGREEMENT– 0.6%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value $642,018 (collateralized by obligations of various U.S. Government Agencies, 0.125% due 07/15/24, valued at $657,561)

(Cost $642,000)		642,000

TOTAL INVESTMENTS – 107.2%

(Cost $115,235,487)		117,096,333

LIABILITIES LESS CASH AND OTHER ASSETS – (7.2)%		(7,842,702)

NET ASSETS – 100.0%		$109,253,631

12 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

ADR – American Depository Receipt

†	New additions in 2018.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2018. Total market value of pledged securities at December 31, 2018, was $17,212,324.

[3]	At December 31, 2018, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $6,408,273.
[4]
Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2018, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $115,563,766. At December 31, 2018, net unrealized appreciation for all securities was $1,532,567 consisting of aggregate gross unrealized appreciation of $14,885,535 and aggregate gross unrealized depreciation of $13,352,968. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 13

Royce Global Value Trust	December 31, 2018

Statement of Assets and Liabilities

ASSETS:
Investments at value	$116,454,333

Repurchase agreements (at cost and value)	642,000

Cash	512

Foreign currency (cost $15,804)	15,822

Receivable for investments sold	320,954

Receivable for dividends and interest	253,066

Prepaid expenses and other assets	42,594

Total Assets	117,729,281

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investments purchased	286,436

Payable for investment advisory fee	118,151

Payable for directors’ fees	8,385

Payable for interest expense	3,331

Accrued expenses	57,053

Deferred capital gains tax	2,294

Total Liabilities	8,475,650

Net Assets	$109,253,631

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,482,026 shares outstanding (150,000,000 shares authorized)	$118,153,404

Total distributable earnings (loss)	(8,899,773)

Net Assets (net asset value per share - $10.42)	$109,253,631

Investments at identified cost	$114,593,487

14 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/18	YEAR ENDED 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$386,440	$241,105

Net realized gain (loss) on investments and foreign currency	4,457,193	6,555,345

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(25,870,375)	24,156,512

Net increase (decrease) in net assets from investment operations	(21,026,742)	30,952,962

DISTRIBUTIONS:
Total distributable earnings [1]	(418,468)

Net investment income		(1,145,697)

Net realized gain on investments and foreign currency		–

Total distributions	(418,468)	(1,145,697)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	172,659	491,130

Total capital stock transactions	172,659	491,130

Net Increase (Decrease) In Net Assets	(21,272,551)	30,298,395

NET ASSETS:

Beginning of year	130,526,182	100,227,787

End of year (including undistributed net investment income (loss) of $(1,199,309) at 12/31/172)	$109,253,631	$130,526,182

[1]	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
[2]	Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 15

Royce Global Value Trust	Year Ended December 31, 2018

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,757,921

Foreign withholding tax	(205,281)

Interest	34,033

Rehypothecation income	39,372

Total income	2,626,045

EXPENSES:

Investment advisory fees	1,608,852

Interest expense	264,494

Custody and transfer agent fees	124,984

Professional fees	76,428

Stockholder reports	57,993

Administrative and office facilities	44,889

Directors’ fees	31,824

Other expenses	30,191

Total expenses	2,239,655

Compensating balance credits	(50)

Net expenses	2,239,605

Net investment income (loss)	386,440

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	4,512,055

Foreign currency transactions	(54,862)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments	(26,021,074)

Other assets and liabilities denominated in foreign currency	150,699

Net realized and unrealized gain (loss) on investments and foreign currency	(21,413,182)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(21,026,742)

16 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2018

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(21,026,742)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(81,113,028)

Proceeds from sales and maturities of long-term investments	72,448,684

Net purchases, sales and maturities of short-term investments	8,689,000

Net (increase) decrease in dividends and interest receivable and other assets	(50,869)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(194,518)

Net change in unrealized appreciation (depreciation) on investments	26,021,074

Net realized gain (loss) on investments	(4,512,055)

Net cash provided by operating activities	261,546

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(418,468)

Reinvestment of distributions	172,659

Net cash used for financing activities	(245,809)

INCREASE (DECREASE) IN CASH:	15,737

Cash and foreign currency at beginning of year	597

Cash and foreign currency at end of year	$16,334

Supplemental disclosure of cash flow information:
For the year ended December 31, 2018, the Fund paid $263,514 in interest expense.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 17

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net Asset Value, Beginning of Period	$12.48	$9.62	$8.81	$9.25	$10.05

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.02	0.06	0.10	0.13

Net realized and unrealized gain (loss) on investments and foreign currency	(2.06)	2.96	0.90	(0.43)	(0.77)

Net increase (decrease) in net assets from investment operations	(2.02)	2.98	0.96	(0.33)	(0.64)

DISTRIBUTIONS:
Net investment income	(0.04)	(0.11)	(0.14)	(0.10)	(0.15)

Net realized gain on investments and foreign currency	–	–	–	–	–

Total distributions	(0.04)	(0.11)	(0.14)	(0.10)	(0.15)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.00)	(0.01)	(0.01)	(0.01)	(0.01)

Total capital stock transactions	(0.00)	(0.01)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Period	$10.42	$12.48	$9.62	$8.81	$9.25

Market Value, End of Period	$8.88	$10.81	$8.04	$7.45	$8.04

TOTAL RETURN: [1]
Net Asset Value	(16.11)%	31.07%	11.12%	(3.44)%	(6.23)%

Market Value	(17.50)%	35.96%	9.77%	(6.06)%	(7.86)%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%	1.25%	1.25%	1.25%	1.25%

Other operating expenses	0.49%	0.42%	0.46%	0.43%	0.24%

Total expenses (net)	1.74%	1.67%	1.71%	1.68%	1.49%

Expenses excluding interest expense	1.53%	1.52%	1.57%	1.58%	1.49%

Expenses prior to balance credits	1.74%	1.67%	1.71%	1.68%	1.49%

Net investment income (loss)	0.30%	0.21%	0.69%	1.03%	1.30%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$109,254	$130,526	$100,228	$91,174	$95,285

Portfolio Turnover Rate	57%	34%	59%	65%	43%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1466%	1732%	1353%	1240%

Asset coverage per $1,000	14,657	17,316	13,528	12,397

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

18 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies
Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$115,649,427	$–	$42,261	$115,691,688

Preferred Stocks	762,645	–	–	762,645

Repurchase Agreement	–	642,000	–	642,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. The Fund recognizes transfers between levels as of the end of the reporting period. For the year ended December 31, 2018, securities valued at $42,631,365 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2018 Annual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/18

Common Stocks	$0	$126,098	$84,433	$8,774	$(8,178)	$42,261

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2018 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS AND TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

20 | 2018 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 20,315 and 46,290 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2018 and December 31, 2017, respectively.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2018, the Fund has outstanding borrowings of $8,000,000. During the year ended December 31, 2018, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 3.26%. The maximum amount outstanding during the year ended December 31, 2018 was $8,000,000. As of December 31, 2018, the aggregate value of rehypothecated securities was $6,408,273. During the year ended December 31, 2018, the Fund earned $39,372 in fees from rehypothecated securities.

Investment Advisory Agreement:
The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Fund expensed Royce investment advisory fees totaling $1,608,852.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $81,154,786 and $72,159,317, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2018, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$4,658,327	$425,880	$(22,161)

Tax Information:
Distributions during the years ended December 31, 2018 and 2017, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2018	2017	2018	2017

$418,468	$1,145,697	$ –	$ –

2018 Annual Report to Stockholders | 21

Royce Global Value Trust

Notes to Financial Statements (continued)

Tax Information (continued):
The tax basis components of distributable earnings at December 31, 2018, were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED

$68,089	$(9,630,651)	$1,527,381	$(864,592)	$(8,899,773)	$5,022,047

[1]	Includes timing differences on foreign currency, investments in publicly traded partnerships, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2018, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2015-2018) and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements.

Recent Accounting Pronouncement:
In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to stockholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Subsequent Events:
Effective January 1, 2019, the investment advisory fee was reduced from 1.25% to 1.00%.

22 | 2018 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2014 and the financial highlights for each of the periods ended on or prior to December 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 21, 2019

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

2018 Annual Report to Stockholders | 23

MANAGERS’ DISCUSSION
Royce Micro-Cap Trust (RMT)

Chuck Royce Brendan Hartmann, Chris Flynn, Jim Stoeffel

FUND PERFORMANCE
In 2018’s difficult market, Royce Micro-Cap Trust stayed ahead of its micro-cap benchmark for the third consecutive year while slipping only narrowly behind the small-cap index, which it beat in the previous two. The Fund fell 11.6% on an NAV (net asset value) basis and 14.7% on a market price basis in 2018, losing less on an NAV basis than the Russell Microcap Index, which declined 13.1%, while slightly trailing the Russell 2000 Index, which fell 11.0%, for the same period. RMT beat the Russell 2000 on both an NAV and market price basis for the three-, 10-, 20-, 25-year, and since inception (12/14/93) periods ended December 31, 2018. It also outpaced the micro-cap index on both an NAV and market price basis for the three-, 10-, and 15-year periods ended December 31, 2018. (Data for the Russell Microcap Index goes back only to 6/30/00).

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 11 equity sectors finished 2018 in the red. Industrials detracted most by a wide margin, followed by Energy and Financials. Health Care made a small positive contribution, followed by Utilities and Communication Services. The six industry groups with the largest net losses for the Fund came from five different sectors, which gives a sense of how broad declines were for micro-cap stocks in 2018. By sizable margins, the machinery group was both our heaviest weighting at year-end and the biggest detractor in Industrials, accounting for more than 60% of the sector’s loss in the portfolio. Fourth-quarter difficulties for two machinery stocks—CIRCOR International and Sun Hydraulics (which does business as Helios Technologies)—had negative impacts on performance. CIRCOR makes valves for fluid control systems. Its shares fell in the fourth quarter amid concerns that slowing global growth, U.S.-China trade tensions, and the significant drop in oil prices—energy companies being among its larger end markets—would put a damper on CIRCOR’s positive order trends, pushing out a long-awaited improvement in profit margins and free cash flow earmarked for debt reduction. Sun Hydraulics manufactures hydraulic and electronic controls systems for a variety of industrial and recreational equipment makers. The company continued to book solid incoming orders, but labor and materials cost pressures, as well as a series of operational miscues stemming from a rush to meet growing demand, brought margins and earnings below expectations. We held shares in each company at year-end.
The energy equipment & services industry followed in second place. Slumping oil prices resulted in Energy suffering by far the steepest losses of any sector in the Russell 2000 for the calendar year, our holdings as a group fared better by comparison. Net losses came from several companies, including Era Group, Computer Modelling Group, SEACOR Marine Holdings, and Carbo Ceramics. We added shares of each of these energy services companies in 2018.
Mesa Laboratories, the portfolio’s top-contributing (and biggest) position, hails from Information Technology’s electronic equipment, instruments & components group although it does most of its business with hospitals, pharmaceutical and medical device manufacturers, and research laboratories by offering quality control and calibration products and services. Mesa reported record revenues for its fiscal fourth quarter and 2018 in the year’s first half, driven in part by strong results in its four divisions and greater efficiencies from the firm’s proprietary operating system that helped it to better manage inventories and speed up deliveries. The firm then reported record fiscal second-quarter revenues in October, geared by strong growth in its sterilization and disinfection control division. Performance-based marketing company QuinStreet has been reaping the benefits of its strategic shift away from for profit education to financial services marketing, with a current focus on the insurance industry. We trimmed our position as its price rose, but see further potential for growth as management begins to apply its marketing algorithms to other areas within financial services.
The Fund’s narrow underperformance versus the Russell 2000 in 2018 was the result of sector allocation—stock selection was additive. Both ineffective stock selection and our overweight hurt in Industrials, while stock picking hindered results in Financials. Conversely, savvy stock selection gave the portfolio an edge in Health Care as well as smaller advantages in Consumer Discretionary and Materials.

Top Contributors to Performance
For 2018 (%)[1]

Mesa Laboratories	0.75

QuinStreet	0.49

Mirati Therapeutics	0.45

Surmodics	0.40

Etsy	0.31

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

CIRCOR International	-0.82

Sun Hydraulics	-0.49

Collectors Universe	-0.37

Major Drilling Group International	-0.37

Titan International	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we acknowledge the many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been reflected, perhaps even excessively so, in current valuations. In relatively short order, we transitioned from a period this summer when small- and micro-cap’s extended valuations seemed out of sync given the each asset class’s high levels of debt and low profitability, to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances. Down years for small- and micro-cap stocks have often been followed by strong ones. We believe that the portfolio’s cyclical tilt will be rewarded as recessionary concerns dissipate during the year.

24 | 2018 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	-18.04	-11.62	8.25	3.01	13.07	7.38	9.39	10.09	10.08

[1] Not annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment1

[1]
Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 64 for additional information.

Top 10 Positions
% of Net Assets

Mesa Laboratories	3.1

Atrion Corporation	1.3

Surmodics	1.3

Social Capital Hedosophia Holdings Cl. A	1.3

Quaker Chemical	1.3

Heritage-Crystal Clean	1.2

nLIGHT	1.2

Kadant	1.2

CIRCOR International	1.0

Chicken Soup For The Soul Entertainment	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.0

Information Technology	18.9

Financials	13.4

Health Care	13.3

Consumer Discretionary	12.1

Energy	7.5

Materials	6.3

Communication Services	4.4

Consumer Staples	2.7

Real Estate	2.0

Utilities	0.6

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-1.2

Calendar Year Total Returns (%)

YEAR	RMT

2018	-11.6

2017	17.7

2016	22.0

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

Portfolio Diagnostics

Fund Net Assets	$345 million

Number of Holdings	340

Turnover Rate	21%

Net Asset Value	$8.53

Market Price	$7.42

Net Leverage[1]	1.2%

Average Market Capitalization[2]	$418 million

Weighted Average P/B Ratio[3]	1.7x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	81.1%

Non-U.S. Investments (% of Net Assets)	20.1%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

2018 Annual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 100.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
ORBCOMM [1]	87,100	$719,446

ENTERTAINMENT - 0.4%
†Chicken Soup For The Soul Entertainment	214,500	1,613,040

INTERACTIVE MEDIA & SERVICES - 1.9%
Care.com [1,2,3]	171,787	3,317,207
QuinStreet [1]	196,400	3,187,572

		6,504,779

MEDIA - 1.3%
comScore [1]	214,195	3,090,834
McClatchy Company (The) Cl. A [1]	69,313	530,244
New Media Investment Group	66,200	765,934

		4,387,012

Total (Cost $10,553,856)		13,224,277

CONSUMER DISCRETIONARY – 12.1%
AUTO COMPONENTS - 1.8%
Fox Factory Holding [1]	5,300	312,011
Motorcar Parts of America [1]	54,800	911,872
Sebang Global Battery	50,500	1,627,061
Standard Motor Products	50,860	2,463,150
Stoneridge [1,2]	41,400	1,020,510
Unique Fabricating	12,200	51,484

		6,386,088

DISTRIBUTORS - 0.6%
Uni-Select	33,800	480,558
Weyco Group [2]	54,300	1,583,931

		2,064,489

DIVERSIFIED CONSUMER SERVICES - 1.4%
Aspen Group [1]	141,520	775,530
Collectors Universe [2]	108,200	1,229,152
Liberty Tax Cl. A [4]	142,900	1,671,930
Universal Technical Institute [1]	270,000	985,500

		4,662,112

HOTELS, RESTAURANTS & LEISURE - 2.0%
Century Casinos [1]	222,500	1,644,275
Del Taco Restaurants [1]	8,200	81,918
†Inspired Entertainment [1]	50,000	240,000
Lindblad Expeditions Holdings [1]	254,000	3,418,840
Red Lion Hotels [1]	167,600	1,374,320

		6,759,353

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2,3]	8,600	1,121,268
Flexsteel Industries [2]	16,100	355,488
Lifetime Brands [2,3]	119,294	1,196,519
Universal Electronics [1]	6,100	154,208
ZAGG [1]	3,700	36,186

		2,863,669

INTERNET & DIRECT MARKETING RETAIL - 1.3%
FTD Companies [1]	67,200	99,456
Gaia Cl. A [1,2,3]	100,000	1,036,000
†Leaf Group [1]	64,500	441,825
Real Matters [1]	255,000	616,393
Stamps.com [1]	11,700	1,820,988
Yatra Online [1]	105,000	422,100

		4,436,762

LEISURE PRODUCTS - 0.9%
Clarus Corporation	174,926	1,770,251
†MasterCraft Boat Holdings [1]	2,800	52,360
Nautilus [1]	121,000	1,318,900

		3,141,511

MULTILINE RETAIL - 0.0%
Tuesday Morning [1,2]	36,700	62,390

SPECIALTY RETAIL - 1.9%
AutoCanada	385,601	3,205,810
Barnes & Noble Education [1]	80,000	320,800
Destination Maternity [1]	212,000	602,080
Destination XL Group [1]	50,000	108,500
Haverty Furniture [2]	38,400	721,152
†Lazydays Holdings [1]	30,000	162,000
MarineMax [1]	7,600	139,156
Sears Hometown and Outlet Stores [1,2,3]	269,700	574,461
Shoe Carnival [2]	17,016	570,206
Stage Stores [2]	15,000	11,100

		6,415,265

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
Crown Crafts	112,159	605,659
Culp [2]	32,900	621,810
J.G. Boswell Company [4]	2,490	1,369,500
YGM Trading	2,564,600	2,292,599

		4,889,568

Total (Cost $49,682,218)		41,681,207

CONSUMER STAPLES – 2.7%
BEVERAGES - 0.3%
Crimson Wine Group [1,4]	58,124	453,367
Primo Water [1]	40,400	566,004

		1,019,371

FOOD PRODUCTS - 2.3%
AGT Food and Ingredients	25,800	314,468
Farmer Bros. [1,2,3]	62,600	1,460,458
John B. Sanfilippo & Son [2,3]	17,800	990,748
Landec Corporation [1,2]	75,610	895,222
†RiceBran Technologies [1]	50,000	150,000
Seneca Foods Cl. A [1,2,3]	81,087	2,288,275
Seneca Foods Cl. B [1]	40,400	1,139,684
SunOpta [1]	164,481	636,542

		7,875,397

HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	413,400

Total (Cost $7,431,817)		9,308,168

ENERGY – 7.5%
ENERGY EQUIPMENT & SERVICES - 4.2%
Aspen Aerogels [1]	94,985	202,318
CARBO Ceramics [1,2,3]	169,038	588,252
CES Energy Solutions	25,000	57,684
Computer Modelling Group	526,800	2,349,994
Dawson Geophysical [1]	77,336	261,396
Era Group [1,2,3]	383,700	3,353,538
†Forum Energy Technologies [1]	50,000	206,500
Geospace Technologies [1,2]	9,500	97,945
Hornbeck Offshore Services [1,2,3]	460,000	662,400
Independence Contract Drilling [1]	134,400	419,328
Mammoth Energy Services	4,500	80,910
Matrix Service [1,2]	28,700	514,878
Nabors Industries	34,000	68,000

26 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Newpark Resources [1]	11,200	$76,944
North American Construction Group	50,000	445,000
Pioneer Energy Services [1,2,3]	245,600	302,088
Profire Energy [1]	175,000	253,750
SEACOR Marine Holdings [1,2]	216,957	2,551,414
TerraVest Industries	209,000	1,555,406
Total Energy Services	42,800	306,297

		14,354,042

OIL, GAS & CONSUMABLE FUELS - 3.3%
Ardmore Shipping [1]	161,300	753,271
Cross Timbers Royalty Trust	67,631	754,762
Dorchester Minerals L.P.	153,963	2,254,018
Dorian LPG [1]	163,138	951,095
GeoPark [1]	86,971	1,201,939
Leucrotta Exploration [1]	489,800	344,424
†Navigator Holdings [1]	100,000	940,000
Panhandle Oil and Gas Cl. A	5,500	85,250
Permian Basin Royalty Trust	176,333	1,040,365
Ring Energy [1]	50,000	254,000
Sabine Royalty Trust [2]	59,548	2,219,949
StealthGas [1]	229,664	633,873
†Teekay Offshore Partners L.P.	56,000	67,760

		11,500,706

Total (Cost $36,358,707)		25,854,748

FINANCIALS – 13.4%
BANKS - 1.9%
Bank of N.T. Butterfield & Son	39,410	1,235,503
Bryn Mawr Bank	25,000	860,000
Caribbean Investment Holdings [1]	735,635	159,399
Chemung Financial	31,000	1,280,610
Fauquier Bankshares [2]	133,200	2,432,232
Live Oak Bancshares [2]	30,900	457,629
Midway Investments [1,5]	735,647	0

		6,425,373

CAPITAL MARKETS - 8.1%
ASA Gold and Precious Metals	171,150	1,619,079
†Ashford [1]	10,000	519,000
†B. Riley Financial	7,600	107,920
Bolsa Mexicana de Valores	1,068,000	1,820,601
Canaccord Genuity Group	203,300	859,245
†Donnelley Financial Solutions [1]	50,000	701,500
Dundee Corporation Cl. A [1]	413,200	387,413
Fiera Capital Cl. A	78,000	645,048
GAIN Capital Holdings [2]	25,000	154,000
GMP Capital	332,800	458,295
Great Elm Capital Group [1]	566,700	1,915,446
Hamilton Lane Cl. A [2]	20,300	751,100
INTL FCStone [1,2]	60,527	2,214,078
JZ Capital Partners [1]	50,000	283,598
Manning & Napier Cl. A	136,600	240,416
MVC Capital	219,900	1,805,379
OHA Investment	59,761	60,359
Pzena Investment Management Cl. A	6,100	52,765
Queen City Investments [4]	948	1,071,335
Silvercrest Asset Management Group Cl. A	203,300	2,689,659
Sprott	1,414,533	2,662,870
U.S. Global Investors Cl. A [2]	439,454	483,399
Urbana Corporation	237,600	435,101
Value Line [2]	131,974	3,432,644
†Vostok New Ventures SDR [1]	100,000	680,360
Warsaw Stock Exchange	52,900	518,066
Westaim Corporation [1]	500,000	944,917
Westwood Holdings Group [2]	12,400	421,600

		27,935,193

CONSUMER FINANCE - 0.5%
Currency Exchange International [1]	7,000	137,159
EZCORP Cl. A [1,2,3]	201,000	1,553,730

		1,690,889

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Waterloo Investment Holdings [1,5]	806,000	241,800

INSURANCE - 1.0%
Hallmark Financial Services [1,2,3]	114,000	1,218,660
†Health Insurance Innovations Cl. A [1]	7,200	192,456
Heritage Insurance Holdings	6,600	97,152
Trupanion [1,2,3]	82,300	2,095,358

		3,603,626

INVESTMENT COMPANIES - 1.8%
†GS Acquisition Holdings Cl. A [1]	200,000	1,960,000
†Social Capital Hedosophia Holdings Cl. A [1,2]	438,850	4,388,500

		6,348,500

Total (Cost $52,153,648)		46,245,381

HEALTH CARE – 13.3%
BIOTECHNOLOGY - 3.2%
Abeona Therapeutics [1,2,3]	142,221	1,015,458
†AMAG Pharmaceuticals [1]	17,800	270,382
Aquinox Pharmaceuticals [1,2]	145,397	314,058
Arcturus Therapeutics [1]	106,436	482,155
BioCryst Pharmaceuticals [1]	84,855	684,780
CareDx [1,2,3]	56,000	1,407,840
Idera Pharmaceuticals [1]	58,061	160,829
Knight Therapeutics [1]	187,000	1,053,347
Mirati Therapeutics [1]	31,100	1,319,262
Theratechnologies [1]	10,000	60,943
Zafgen [1,2,3]	336,781	1,667,066
Zealand Pharma [1]	187,900	2,375,963
Zealand Pharma ADR [1]	10,000	116,100

		10,928,183

HEALTH CARE EQUIPMENT & SUPPLIES - 4.7%
AtriCure [1,2]	15,000	459,000
Atrion Corporation [2]	6,169	4,571,723
Chembio Diagnostics [1]	185,500	1,049,930
CryoLife [1]	4,600	130,548
GenMark Diagnostics [1]	31,100	151,146
Invacare Corporation [2]	43,300	186,190
LeMaitre Vascular	5,000	118,200
OraSure Technologies [1,2,3]	50,000	584,000
OrthoPediatrics Corporation [1]	33,300	1,161,504
STRATEC	14,000	806,837
Surmodics [1,2]	94,500	4,466,070
TearLab Corporation [1,4]	8,500	765
Utah Medical Products	33,000	2,741,640

		16,427,553

HEALTH CARE PROVIDERS & SERVICES - 2.4%
AAC Holdings [1]	89,400	125,160

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 27

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
Aceto Corporation	58,300	$48,972
BioTelemetry [1]	34,300	2,048,396
CRH Medical [1]	133,000	407,222
Cross Country Healthcare [1]	150,800	1,105,364
National Research [2]	89,529	3,414,636
†PetIQ Cl. A [1,2]	25,000	586,750
Psychemedics Corporation [2]	37,500	595,125

		8,331,625

HEALTH CARE TECHNOLOGY - 1.4%
Simulations Plus [2]	50,000	995,000
Tabula Rasa HealthCare [1,2]	38,400	2,448,384
Vocera Communications [1]	33,100	1,302,485

		4,745,869

LIFE SCIENCES TOOLS & SERVICES - 1.1%
NeoGenomics [1]	125,000	1,576,250
Quanterix Corporation [1]	115,500	2,114,805

		3,691,055

PHARMACEUTICALS - 0.5%
Agile Therapeutics [1,2]	80,000	46,072
†Aratana Therapeutics [1]	9,200	56,396
Correvio Pharma [1]	83,200	207,168
Theravance Biopharma [1,2]	59,009	1,510,040

		1,819,676

Total (Cost $32,597,463)		45,943,961

INDUSTRIALS – 20.0%
AEROSPACE & DEFENSE - 0.5%
Astronics Corporation [1]	6,429	195,763
CPI Aerostructures [1]	171,800	1,094,366
Innovative Solutions and Support [1]	78,828	173,816
SIFCO Industries [1]	45,800	158,010

		1,621,955

BUILDING PRODUCTS - 1.3%
Burnham Holdings Cl. A [4]	117,000	1,626,300
CSW Industrials [1]	20,000	967,000
DIRTT Environmental Solutions [1]	96,000	429,651
Insteel Industries [2]	44,200	1,073,176
Patrick Industries [1]	17,250	510,773

		4,606,900

COMMERCIAL SERVICES & SUPPLIES - 2.6%
†Acme United	25,000	356,250
Atento [1]	218,701	876,991
Civeo Corporation [1]	150,000	214,500
CompX International Cl. A	78,200	1,064,302
Heritage-Crystal Clean [1,2,3]	185,277	4,263,224
Hudson Technologies [1]	50,000	44,500
Interface	10,600	151,050
PICO Holdings [1,2,3]	121,200	1,107,768
Team [1,2,3]	57,500	842,375

		8,920,960

CONSTRUCTION & ENGINEERING - 3.2%
Ameresco Cl. A [1]	251,400	3,544,740
†Construction Partners Cl. A [1]	9,900	87,417
†Granite Construction	13,500	543,780
IES Holdings [1,2]	206,800	3,215,740
†Infrastructure and Energy Alternatives [1]	275,100	2,253,069
Northwest Pipe [1,2,3]	60,100	1,399,729

		11,044,475

ELECTRICAL EQUIPMENT - 0.8%
American Superconducter [1]	30,625	341,469
Encore Wire [2]	4,100	205,738
LSI Industries	423,340	1,341,988
Powell Industries [2]	21,400	535,214
Power Solutions International [1,2,3,4]	21,100	194,120
Revolution Lighting Technologies [1,2,3]	81,200	31,976

		2,650,505

INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries [2]	83,600	3,025,484

MACHINERY - 6.6%
CIRCOR International [1,2,3]	170,200	3,625,260
Exco Technologies	85,400	564,871
Foster (L.B.) Company [1,2,3]	95,300	1,515,270
FreightCar America [1]	5,500	36,795
Global Brass and Copper Holdings	5,000	125,750
Graham Corporation [2,3]	75,150	1,716,426
Hurco Companies [2]	36,866	1,316,116
Kadant [2]	48,800	3,975,248
Kornit Digital [1]	53,900	1,009,008
Lindsay Corporation [2]	32,600	3,137,750
Luxfer Holdings [2]	64,012	1,128,532
Lydall [1]	12,800	259,968
NN	45,300	303,963
Spartan Motors	16,100	116,403
Sun Hydraulics [2]	74,000	2,456,060
Titan International	212,200	988,852
Twin Disc [1]	4,300	63,425
Westport Fuel Systems [1]	488,700	649,971

		22,989,668

MARINE - 1.6%
†Algoma Central	17,800	165,327
Clarkson	109,900	2,661,492
†Eagle Bulk Shipping [1]	570,000	2,627,700

		5,454,519

PROFESSIONAL SERVICES - 0.7%
Acacia Research [1,2]	190,000	566,200
Franklin Covey [1,2]	40,100	895,433
GP Strategies [1]	16,600	209,326
IBI Group [1]	84,500	269,865
InnerWorkings [1]	30,400	113,696
Kforce [2]	2,800	86,576
Resources Connection	11,200	159,040

		2,300,136

ROAD & RAIL - 0.7%
Marten Transport	5,500	89,045
Patriot Transportation Holding [1,2]	55,764	1,086,840
Universal Logistics Holdings [2]	75,200	1,360,368

		2,536,253

TRADING COMPANIES & DISTRIBUTORS - 1.1%
EVI Industries [2]	64,300	2,144,405
Houston Wire & Cable [1]	331,418	1,676,975

		3,821,380

Total (Cost $69,319,307)		68,972,235

INFORMATION TECHNOLOGY – 18.9%
COMMUNICATIONS EQUIPMENT - 0.4%
Clearfield [1]	85,200	845,184
Digi International [1]	31,400	316,826

28 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
EMCORE Corporation [1]	8,300	$34,860
PCTEL	34,100	146,289

		1,343,159

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.9%
Airgain [1,2]	1,200	11,892
Bel Fuse Cl. A	67,705	930,944
ePlus [1]	2,100	149,457
Fabrinet [1]	2,200	112,882
FARO Technologies [1,2,3]	82,800	3,364,992
Firan Technology Group [1]	25,000	38,639
HollySys Automation Technologies	51,900	908,769
Inficon Holding	3,220	1,630,147
LightPath Technologies Cl. A [1]	100,000	149,000
Mesa Laboratories [2]	52,000	10,836,280
†nLIGHT [1,2,3]	226,100	4,020,058
Novanta [1]	3,400	214,200
Orbotech [1,2,3]	47,800	2,702,612
†PAR Technology [1,2,3]	60,268	1,310,829
PC Connection [2]	43,716	1,299,677
Perceptron [1]	8,500	68,510
Richardson Electronics	316,900	2,753,861
Vishay Precision Group [1]	10,000	302,300

		30,805,049

IT SERVICES - 0.2%
Computer Task Group [1]	84,800	345,984
Hackett Group (The) [2]	27,700	443,477

		789,461

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
†Adesto Technologies [1]	172,600	759,440
Alpha & Omega Semiconductor [1]	17,900	182,401
Amtech Systems [1,2]	92,184	417,594
AXT [1]	100,000	435,000
Brooks Automation [2]	87,700	2,295,986
Cohu	18,490	297,134
CyberOptics Corporation [1]	47,600	839,188
†Everspin Technologies [1]	5,900	33,099
FormFactor [1]	22,869	322,224
Kulicke & Soffa Industries [2]	77,200	1,564,844
Nanometrics [1,2]	64,600	1,765,518
NeoPhotonics Corporation [1,2,3]	82,200	532,656
Nova Measuring Instruments [1,2]	75,300	1,715,334
PDF Solutions [1]	189,700	1,599,171
Photronics [1]	223,800	2,166,384
Rudolph Technologies [1]	67,300	1,377,631
Silicon Motion Technology ADR	34,100	1,176,450
Ultra Clean Holdings [1,2,3]	61,900	524,293
Veeco Instruments [1,2,3]	17,500	129,675

		18,134,022

SOFTWARE - 3.0%
Agilysys [1]	90,000	1,290,600
Amber Road [1]	62,800	516,844
American Software Cl. A	120,352	1,257,678
Attunity [1]	4,400	86,592
MINDBODY Cl. A [1,2]	38,900	1,415,960
Model N [1]	50,000	661,500
Monotype Imaging Holdings	15,000	232,800
OneSpan [1]	5,600	72,520
Optiva [1]	3,000	103,128
QAD Cl. A	9,387	369,191
RealNetworks [1]	100,171	231,395
Rubicon Project [1]	75,000	279,750
SeaChange International [1]	50,000	63,000
†SharpSpring [1]	50,000	636,500
Solium Capital [1]	342,500	2,957,863
Support.com [1]	105,600	259,776

		10,435,097

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
AstroNova	5,300	99,375
†Cray [1,2]	19,700	425,323
Intevac [1]	547,800	2,864,994
TransAct Technologies	28,600	256,828
USA Technologies [1]	90,500	352,045

		3,998,565

Total (Cost $56,495,410)		65,505,353

MATERIALS – 6.3%
CHEMICALS - 2.1%
Balchem Corporation	8,575	671,852
LSB Industries [1]	135,800	749,616
OMNOVA Solutions [1]	25,000	183,250
Quaker Chemical [2,3]	24,400	4,336,124
Rayonier Advanced Materials	50,000	532,500
Trecora Resources [1]	89,600	698,880

		7,172,222

CONSTRUCTION MATERIALS - 0.3%
Monarch Cement [4]	16,303	1,028,230
U.S. Concrete [1]	4,900	172,872

		1,201,102

CONTAINERS & PACKAGING - 0.3%
UFP Technologies [1]	36,445	1,094,808

METALS & MINING - 3.6%
Alamos Gold Cl. A	186,044	669,115
Ampco-Pittsburgh [1]	79,002	244,906
Haynes International [2]	32,400	855,360
Hudbay Minerals	62,200	293,584
Imdex [1]	750,666	565,743
†Impala Platinum Holdings [1]	500,000	1,274,718
MAG Silver [1]	154,050	1,124,565
Major Drilling Group International [1]	921,657	3,105,495
Olympic Steel	35,000	499,450
Pretium Resources [1]	80,000	677,996
†Sandstorm Gold [1]	510,000	2,351,100
Universal Stainless & Alloy Products [1,2,3]	24,620	399,090
Victoria Gold [1]	890,000	241,210

		12,302,332

Total (Cost $21,750,881)		21,770,464

REAL ESTATE – 2.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.0%
Altus Group	87,000	1,508,416
Marcus & Millichap [1,2]	4,900	168,217
RMR Group Cl. A	49,900	2,648,692
Tejon Ranch [1,2,3]	154,994	2,569,801

Total (Cost $7,281,785)		6,895,126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 29

Royce Micro-Cap Trust	December 31, 2018

Schedule of Investments (continued)

	SHARES	VALUE

UTILITIES – 0.6%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
†Innergex Renewable Energy	15,573	$143,045

WATER UTILITIES - 0.6%
†AquaVenture Holdings [1]	50,000	944,500
Global Water Resources	106,000	1,074,840

		2,019,340

Total (Cost $1,514,639)		2,162,385

TOTAL COMMON STOCKS

(Cost $345,139,731)		347,563,305

PREFERRED STOCK - 0.6%

COMMUNICATION SERVICES – 0.6%
ENTERTAINMENT - 0.6%
Chicken Soup For The Soul Entertainment
†9.75 % Ser. A	80,000	1,960,000

(Cost $2,000,000)		1,960,000

WARRANTS – 0.0%

CONSUMER DISCRETIONARY – 0.0%
HOTELS, RESTAURANTS & LEISURE - 0.0%
Lindblad Expeditions Holdings (Warrants) [1]	18,100	56,472

Total (Cost $45,644)		56,472

INDUSTRIALS – 0.0%
CONSTRUCTION & ENGINEERING - 0.0%
†Infrastructure and Energy Alternatives
(Warrants) [1]	100,000	91,000

Total (Cost $106,385)		91,000

INFORMATION TECHNOLOGY – 0.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.0%
†eMagin Corporation (Warrants) [1,5]	50,000	0

Total (Cost $0)		0

TOTAL WARRANTS

(Cost $152,029)		147,472

REPURCHASE AGREEMENT – 5.1%
Fixed Income Clearing Corporation, 0.50% dated 12/31/18, due 1/2/19, maturity value
$17,550,488 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 07/31/24, valued at $17,903,789)

(Cost $17,550,000)		17,550,000

TOTAL INVESTMENTS – 106.3%

(Cost $364,841,760)		367,220,777

LIABILITIES LESS CASH AND OTHER ASSETS – (6.3)%		(21,721,632)

NET ASSETS – 100.0%		$345,499,145

ADR – American Depository Receipt

†	New additions in 2018.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2018. Total market value of pledged securities at December 31, 2018, was $46,950,192.

[3]	At December 31, 2018, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $19,128,492.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2018, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $364,059,965. At December 31, 2018, net unrealized appreciation for all securities was $3,160,812 consisting of aggregate gross unrealized appreciation of $85,194,553 and aggregate gross unrealized depreciation of $82,033,741. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

30 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	December 31, 2018

Statement of Assets and Liabilities

ASSETS:
Investments at value	$349,670,777

Repurchase agreements (at cost and value)	17,550,000

Cash and foreign currency	425

Receivable for investments sold	348,661

Receivable for dividends and interest	346,805

Prepaid expenses and other assets	41,848

Total Assets	367,958,516

LIABILITIES:
Revolving credit agreement	22,000,000

Payable for investments purchased	14,687

Payable for investment advisory fee	312,232

Payable for directors’ fees	27,249

Payable for interest expense	9,159

Accrued expenses	96,044

Total Liabilities	22,459,371

Net Assets	$345,499,145

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 40,500,079 shares outstanding (150,000,000 shares authorized)	$341,549,243

Total distributable earnings (loss)	3,949,902

Net Assets (net asset value per share - $8.53)	$345,499,145

Investments at identified cost	$347,291,760

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/18	YEAR ENDED 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$429,883	$2,126,051

Net realized gain (loss) on investments and foreign currency	30,311,057	25,657,103

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(77,891,540)	33,136,932

Net increase (decrease) in net assets from investment operations	(47,150,600)	60,920,086

DISTRIBUTIONS:
Total distributable earnings[1]	(29,685,741)

Net investment income		(2,282,512)

Net realized gain on investments and foreign currency		(24,135,451)

Total distributions	(29,685,741)	(26,417,963)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	12,430,570	11,702,040

Total capital stock transactions	12,430,570	11,702,040

Net Increase (Decrease) In Net Assets	(64,405,771)	46,204,163

NET ASSETS:

Beginning of year	409,904,916	363,700,753

End of year (including undistributed net investment income (loss) of $(1,002,531) at 12/31/17 2)	$345,499,145	$409,904,916

1 Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
2 Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

32 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2018

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$5,767,854

Foreign withholding tax	(113,975)

Interest	104,775
Rehypothecation income	296,080

Total income	6,054,734

EXPENSES:

Investment advisory fees	3,817,577

Interest expense	1,239,044

Stockholder reports	135,184

Administrative and office facilities	127,067

Directors’ fees	99,931

Custody and transfer agent fees	92,657

Professional fees	61,330

Other expenses	53,502

Total expenses	5,626,292

Compensating balance credits	(1,441)

Net expenses	5,624,851

Net investment income (loss)	429,883

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	30,324,947

Foreign currency transactions	(13,890)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments	(77,891,159)

Other assets and liabilities denominated in foreign currency	(381)

Net realized and unrealized gain (loss) on investments and foreign currency	(47,580,483)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(47,150,600)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 33

Royce Micro-Cap Trust	Year Ended December 31, 2018

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(47,150,600)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(88,755,815)

Proceeds from sales and maturities of long-term investments	114,606,335

Net purchases, sales and maturities of short-term investments	13,880,000

Net (increase) decrease in dividends and interest receivable and other assets	(35,578)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	145,345

Net change in unrealized appreciation (depreciation) on investments	77,891,159

Net realized gain (loss) on investments	(30,324,947)

Net cash provided by operating activities	40,255,899

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in revolving credit agreement	(23,000,000)

Distributions	(29,685,741)

Reinvestment of distributions	12,430,570

Net cash used for financing activities	(40,255,171)

INCREASE (DECREASE) IN CASH:	728

Cash and foreign currency at beginning of year	(303)

Cash and foreign currency at end of year	$425

Supplemental disclosure of cash flow information:
For the year ended December 31, 2018, the Fund paid $1,243,108 in interest expense.

34 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net Asset Value, Beginning of Period	$10.48	$9.63	$8.59	$11.33	$14.12

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.06	0.03	0.03	(0.01)

Net realized and unrealized gain (loss) on investments and foreign currency	(1.18)	1.52	1.70	(1.42)	0.25

Net increase (decrease) in net assets from investment operations	(1.17)	1.58	1.73	(1.39)	0.24

DISTRIBUTIONS:
Net investment income	(0.00)	(0.06)	(0.08)	(0.01)	(0.04)

Net realized gain on investments and foreign currency	(0.75)	(0.63)	(0.56)	(1.25)	(2.86)

Total distributions	(0.75)	(0.69)	(0.64)	(1.26)	(2.90)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.04)	(0.05)	(0.09)	(0.13)

Total capital stock transactions	(0.03)	(0.04)	(0.05)	(0.09)	(0.13)

Net Asset Value, End of Period	$8.53	$10.48	$9.63	$8.59	$11.33

Market Value, End of Period	$7.42	$9.44	$8.16	$7.26	$10.08

TOTAL RETURN:[1]
Net Asset Value	(11.62)%	17.67%	21.98%	(11.64)%	3.46%

Market Value	(14.65)%	25.09%	22.30%	(16.06)%	3.06%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	0.92%[3]	0.49%	0.87%	0.93%	0.93%

Other operating expenses	0.43%	0.40%	0.39%	0.35%	0.25%

Total expenses (net)	1.35%	0.89%	1.26%	1.28%	1.18%

Expenses excluding interest expense	1.05%	0.62%	1.02%	1.08%	1.05%

Expenses prior to balance credits	1.35%	0.89%	1.26%	1.28%	1.18%

Net investment income (loss)	0.10%	0.56%	0.32%	0.26%	(0.09)%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$345,499	$409,905	$363,701	$312,407	$387,488

Portfolio Turnover Rate	21%	15%	26%	39%	41%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1670%	1011%	908%	794%	746%

Asset coverage per $1,000	$16,705	$10,109	$9,082	$7,942	$7,458

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

[3]	This reflects the impact of the adjustment of prior period’s performance fees of 0.06%.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$339,905,958	$7,415,547	$241,800	$347,563,305

Preferred Stocks	1,960,000	–	–	1,960,000

Warrants	147,472	–	0	147,472

Repurchase Agreement	–	17,550,000	–	17,550,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. The Fund recognizes transfers between levels as of the end of the reporting period. For the year ended December 31, 2018, securities valued at $1,671,930 were transferred from Level 1 to Level 2 and securities valued at $13,559,741 were transferred from Level 2 to Level 1 within the fair value hierarchy.

36 | 2018 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/18

Common Stocks	$241,800	$0	$–	$–	$241,800

Warrants	–	0	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

		Discounted Present Value
Common Stocks	$241,800	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2018 is overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2018 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,383,439 and 1,336,310 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2018 and December 31, 2017, respectively.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2018, the Fund has outstanding borrowings of $22,000,000. During the year ended December 31, 2018, the Fund borrowed an average daily balance of $38,065,753 at a weighted average borrowing cost of 3.26%. The maximum amount outstanding during the year ended December 31, 2018 was $45,000,000. As of December 31, 2018, the aggregate value of rehypothecated securities was $19,128,492. During the year ended December 31, 2018, the Fund earned $296,080 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the

38 | 2018 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):
percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2018, the Fund’s investment performance ranged from 4% above to 5% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,646,272 and a net downward adjustment of $73,831 for the performance of the Fund relative to that of the Russell 2000. Additionally, investment advisory fees for 2018 include $245,136 relating to an adjustment of prior periods’ performance fees. For the year ended December 31, 2018, the Fund expensed Royce investment advisory fees totaling $3,817,577.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $88,074,520 and $108,402,436, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2018, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$10,494,930	$842,672	$393,874

Tax Information:
Distributions during the years ended December 31, 2018 and 2017, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2018	2017	2018	2017

$1,668,339	$5,516,070	$28,017,402	$20,901,893

The tax basis components of distributable earnings at December 31, 2018, were as follows:

QUALIFIED LATE YEAR
	UNDISTRIBUTED LONG-TERM	NET UNREALIZED	ORDINARY AND	TOTAL
UNDISTRIBUTED	CAPITAL GAINS OR	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
ORDINARY INCOME	(CAPITAL LOSS CARRYFORWARD)	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS

$894,213	$421,579	$3,160,591	$(526,481)	$3,949,902

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]
Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2018, the Fund had no reclassifications.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2015-2018) and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements.

Recent Accounting Pronouncement:
In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to stockholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Subsequent Events:
Subsequent events have been evaluated through the date the financial statements were issued.

2018 Annual Report to Stockholders | 39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2014 and the financial highlights for each of the periods ended on or prior to December 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 21, 2019

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

40 | 2018 Annual Report to Stockholders

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2018 Annual Report to Stockholders | 41

MANAGERS’ DISCUSSION

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE
Following two consecutive years of strong absolute and relative performance, Royce Value Trust pulled back in 2018 compared to its unleveraged small-cap benchmarks—though it maintained its longer-term relative advantages. The Fund was down 14.4% on an NAV (net asset value) basis and 20.4% based on market price in 2018, compared to respective declines of 11.0% and 8.5% for the Russell 2000 and S&P SmallCap 600 Indexes for the same period. Still, we were pleased that on an NAV basis, RVT outpaced the Russell 2000 for the three-, 10-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended December 31, 2018. On a market price basis, the Fund outperformed for all of these periods except the 10-year span.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 11 equity sectors declined in 2018. Industrials detracted most by a sizable margin, followed by Information Technology and Consumer Discretionary while Health Care, Utilities, and Consumer Staples made modest positive contributions.
    The five industry groups with the most significant net losses for the Fund came from five different sectors, which gives a sense of how broad declines were for small-caps in 2018. By sizable margins, the machinery group was both the biggest detractor and our heaviest weighting in Industrials at year-end. Fourth-quarter difficulties for two machinery stocks—Sun Hydraulics (which does business as Helios Technologies) and CIRCOR International—had appreciable negative impacts on performance. Sun Hydraulics manufactures hydraulic and electronic controls systems for a variety of industrial and recreational equipment makers. The company continued to book solid incoming orders, but labor and materials cost pressures, as well as a series of operational miscues stemming from a rush to meet growing demand, brought margins and earnings below expectations. CIRCOR makes valves for fluid control systems. Its shares fell precipitously in the fourth quarter amid concerns that slowing global growth, U.S.-China trade tensions, and the significant drop in oil prices—energy companies being among its larger end markets—would put a damper on CIRCOR’s positive order trends, pushing out a long-awaited improvement in profit margins and free cash flow earmarked for debt reduction. We held shares in each company at year-end, confident in their respective abilities to recover.
    Information Technology’s electronic equipment, instruments & components group had the second-largest negative impact at the industry level and was home to RVT’s top-detracting position. Coherent is a laser diode and equipment maker that made the journey from first to worst between 2017 and 2018 as the company faced something of a perfect storm in the latter year. First, the materials processing market in China slowed. Although the slowdown was somewhat expected, the steep rate of change was not. Coherent also faced some early struggles with its acquisition of Rofin-Sinar. Perhaps most important, the firm saw appreciably slower demand for its laser systems, where it effectively holds a monopoly position for OLED (organic light-emitting diode) manufacturing for smartphones. Our analysis indicated that these challenges had been more than priced in, so we added shares in 2018. Our confidence was rooted in Coherent’s highly profitable and growing OLED service segment and OLED penetration into the television and automotive industries. Coherent also stands to benefit from Apple’s possible switch from LCD phones to exclusively OLED.
    The portfolio’s top-contributing positions also hailed from the electronic equipment, instruments & components group. Fabrinet is a contract manufacturer that offers specialized products and services to original equipment manufacturers in the technology space. The merger of two large customers appeared to drive investors away in 2017 over concerns that the consolidation would contract Fabrinet’s business. The company then went ahead and executed successfully, and profitably, in 2018, which led its stock to recover. An industrial company that’s a leading provider of auctions for salvaged vehicles, Copart saw increases in volume and revenue per car in 2018.
Relative to the Russell 2000 in 2018, sector allocation was a much larger source of underperformance than stock selection. Ineffective stock picks did hurt significantly, however, in Information Technology and Consumer Discretionary while our overweight in Industrials also hampered performance versus the index. Conversely, the portfolio benefited from savvy stock selection in the Materials and Energy sectors.

Top Contributors to Performance
For 2018 (%)[1]

Fabrinet	0.33

Copart	0.20

HEICO Corporation	0.18

Seeing Machines	0.14

Quaker Chemical	0.13

[1] Includes dividends

Top Detractors from Performance
For 2018 (%)[2]

Coherent	-0.76

Sun Hydraulics	-0.60

CIRCOR International	-0.58

Thor Industries	-0.55

Cognex Corporation	-0.47

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we acknowledge the many potential sources of risk on the horizon—economic, geopolitical, and financial—we also think that these concerns have already been reflected, perhaps even excessively so, in current valuations. In short order, we shifted from a period when small-cap’s extended valuations seemed out of sync given the index’s high levels of debt and low profitability to one at the end of the year where valuations seemed more pessimistic than we think is warranted—at least in select instances. As a result, we put cash to work as we identified what we thought were terrific opportunities —the Fund was fully invested at year-end. Down years for small-caps have often been followed by strong ones. We believe that the portfolio’s cyclical tilt will be rewarded as recessionary concerns dissipate during the year.

42 | 2018 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 12/31/18
	JUL-DEC 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	-16.77	-14.45	9.00	3.70	12.14	7.17	8.42	9.34	10.20	9.94

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 12/31/18[1]

[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary.

Top 10 Positions
% of Net Assets

HEICO Corporation	2.3

FLIR Systems	2.1

Quaker Chemical	1.8

Minerals Technologies	1.4

ProAssurance Corporation	1.2

RBC Bearings	1.1

Franklin Electric	1.1

Reliance Steel & Aluminum	1.1

Cognex Corporation	1.0

Kirby Corporation	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	29.0

Financials	18.0

Information Technology	17.8

Materials	11.3

Consumer Discretionary	9.6

Energy	5.6

Health Care	5.3

Real Estate	3.9

Consumer Staples	1.9

Communication Services	1.8

Utilities	0.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-4.5

Calendar Year Total Returns (%)

YEAR	RVT

2018	-14.4

2017	19.4

2016	26.8

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

Portfolio Diagnostics

Fund Net Assets	$1,304 million

Number of Holdings	315

Turnover Rate	28%

Net Asset Value	$13.73

Market Price	$11.80

Net Leverage[1]	4.5%

Average Market Capitalization[2]	$1,693 million

Weighted Average P/E Ratio[3,4]	15.3x

Weighted Average P/B Ratio[3]	1.9x

Active Share[5]	90%

U.S. Investments (% of Net Assets)	89.2%

Non-U.S. Investments (% of Net Assets)	15.3%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 12/31/18).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2018.

2018 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments
Common Stocks – 104.4%
	SHARES	VALUE

COMMUNICATION SERVICES – 1.8%
ENTERTAINMENT - 0.1%
Global Eagle Entertainment [1]	110,000	$245,300
Rosetta Stone [1,2]	40,000	656,000

		901,300

INTERACTIVE MEDIA & SERVICES - 0.4%
QuinStreet [1,2,3]	180,254	2,925,522
TripAdvisor [1,2,3]	50,000	2,697,000

		5,622,522

MEDIA - 1.2%
†Cable One	3,885	3,186,089
comScore [1,2,3]	440,836	6,361,263
Gray Television [1,2]	50,000	737,000
Liberty Latin America Cl. C [1,2]	246,300	3,588,591
Meredith Corporation [2]	29,900	1,553,006
Pico Far East Holdings	2,612,400	944,141

		16,370,090

WIRELESS TELECOMMUNICATION SERVICES - 0.1%
Boingo Wireless [1,2]	50,000	1,028,500

Total (Cost $26,324,237)		23,922,412

CONSUMER DISCRETIONARY – 9.6%
AUTO COMPONENTS - 1.5%
Dorman Products [1,2,3]	103,000	9,272,060
Gentex Corporation [2]	62,500	1,263,125
LCI Industries [2,3]	127,416	8,511,389
Standard Motor Products [2]	13,391	648,526

		19,695,100

AUTOMOBILES - 0.4%
Thor Industries [2]	100,430	5,222,360

DISTRIBUTORS - 0.9%
Core-Mark Holding Company [2]	220,900	5,135,925
LKQ Corporation [1,2]	171,200	4,062,576
Weyco Group [2,3]	97,992	2,858,426

		12,056,927

DIVERSIFIED CONSUMER SERVICES - 0.4%
Collectors Universe	71,100	807,696
Houghton Mifflin Harcourt [1]	100,000	886,000
Liberty Tax Cl. A [4]	151,573	1,773,404
Universal Technical Institute [1]	504,032	1,839,717

		5,306,817

HOTELS, RESTAURANTS & LEISURE - 0.2%
Lindblad Expeditions Holdings [1,2,3]	207,600	2,794,296

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [1,2]	14,700	1,916,586
Ethan Allen Interiors [2]	200,000	3,518,000
HG Holdings [1,4,5]	912,235	392,261
Natuzzi ADR [1]	2,096,300	1,656,077
†Purple Innovation [1]	275,000	1,619,750
Skyline Champion	70,400	1,034,176

		10,136,850

INTERNET & DIRECT MARKETING RETAIL - 0.9%
†Etsy [1,2,3]	57,600	2,740,032
FTD Companies [1]	298,014	441,061
Stamps.com [1]	35,700	5,556,348
†Waitr Holdings Cl. A [1]	94,850	1,057,577
†zooplus [1]	9,200	1,253,313

		11,048,331

LEISURE PRODUCTS - 0.5%
Nautilus [1,2,3]	574,500	6,262,050

SPECIALTY RETAIL - 2.9%
America’s Car-Mart [1,2]	120,000	8,694,000
AutoCanada	993,000	8,255,604
Barnes & Noble	67,000	475,030
Camping World Holdings Cl. A [2,3]	618,613	7,095,491
Container Store Group (The) [1]	158,200	754,614
Destination Maternity [1]	557,967	1,584,626
Monro [2]	146,000	10,037,500
Signet Jewelers [2]	35,000	1,111,950
TravelCenters of America LLC [1]	62,500	235,000

		38,243,815

TEXTILES, APPAREL & LUXURY GOODS - 1.1%
Culp [2]	29,400	555,660
J.G. Boswell Company [4]	3,940	2,167,000
Wolverine World Wide [2]	358,900	11,445,321

		14,167,981

Total (Cost $145,341,423)		124,934,527

CONSUMER STAPLES – 1.9%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR [2]	64,500	1,620,885

FOOD PRODUCTS - 1.4%
Cal-Maine Foods [2,3]	44,016	1,861,877
Farmer Bros. [1,2]	54,700	1,276,151
Nomad Foods [1,2]	125,000	2,090,000
Seneca Foods Cl. A [1,2,3]	226,560	6,393,523
Seneca Foods Cl. B [1]	13,840	390,426
SunOpta [1]	50,000	193,500
Tootsie Roll Industries [2,3]	165,529	5,528,669

		17,734,146

PERSONAL PRODUCTS - 0.4%
Inter Parfums [2]	80,993	5,310,711

Total (Cost $18,769,417)		24,665,742

ENERGY – 5.6%
ENERGY EQUIPMENT & SERVICES - 4.5%
CARBO Ceramics [1]	78,000	271,440
Computer Modelling Group	1,220,650	5,445,179
Diamond Offshore Drilling [1,2,3]	214,000	2,020,160
Era Group [1]	660,693	5,774,457
Forum Energy Technologies [1]	249,431	1,030,150
Frank’s International [1]	108,600	566,892
Helmerich & Payne [2]	94,000	4,506,360
ION Geophysical [1]	71,880	372,338
Oil States International [1,2,3]	211,365	3,018,292
Pason Systems	607,080	8,133,236
Precision Drilling [1]	93,900	163,386
SEACOR Holdings [1,2,3]	261,469	9,674,353
SEACOR Marine Holdings [1,2]	638,834	7,512,688
TGS-NOPEC Geophysical	358,670	8,661,342
Trican Well Service [1]	897,300	782,147
Unit Corporation [1]	15,000	214,200

		58,146,620

OIL, GAS & CONSUMABLE FUELS - 1.1%
Dorchester Minerals L.P. [2]	279,148	4,086,727
Dorian LPG [1]	394,936	2,302,477
GeoPark [1]	53,200	735,224
†International Petroleum [1]	100,000	329,461
Pryce Corporation	2,523,300	278,314

44 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments (continued)
	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
San Juan Basin Royalty Trust	212,272	$1,018,906
World Fuel Services [2]	224,227	4,800,700
WPX Energy [1,2]	110,000	1,248,500

		14,800,309

Total (Cost $101,200,211)		72,946,929

FINANCIALS – 18.0%
BANKS - 2.9%
Bank of N.T. Butterfield & Son [2]	228,416	7,160,842
Canadian Western Bank	279,500	5,331,219
Farmers & Merchants Bank of Long Beach [4]	1,080	8,100,000
Fauquier Bankshares [2]	160,800	2,936,208
First Citizens BancShares Cl. A	14,676	5,533,586
†Metro Bank [1]	20,000	431,579
Webster Financial [2,3]	161,900	7,980,051

		37,473,485

CAPITAL MARKETS - 8.8%
Ares Management [2]	611,100	10,865,358
Artisan Partners Asset Management Cl. A [2]	272,700	6,029,397
ASA Gold and Precious Metals	199,821	1,890,307
Ashmore Group	1,354,000	6,309,554
Associated Capital Group Cl. A [2]	20,200	711,646
†Bolsa Mexicana de Valores	1,723,106	2,937,349
Cowen [1]	62,706	836,498
Dundee Corporation Cl. A [1]	1,079,900	1,012,505
Edmond de Rothschild (Suisse)	153	2,334,927
†Focus Financial Partners Cl. A [1,2]	50,000	1,316,500
GMP Capital	287,100	395,362
Hamilton Lane Cl. A [2]	13,800	510,600
Houlihan Lokey Cl. A [2,3]	50,300	1,851,040
Jupiter Fund Management	230,000	865,402
Lazard Cl. A [2]	162,535	5,999,167
Manning & Napier Cl. A	395,692	696,418
MarketAxess Holdings	51,600	10,903,596
Morningstar [2]	84,600	9,292,464
MVC Capital	195,688	1,606,599
Oaktree Capital Group LLC Cl. A [2,3]	326,300	12,970,425
Qalaa Holdings [1]	7,749,921	1,531,810
Rothschild & Co	88,293	3,120,838
SEI Investments [2]	148,500	6,860,700
Sprott	2,564,800	4,828,257
TMX Group	40,700	2,108,637
U.S. Global Investors Cl. A	520,551	572,606
Value Partners Group	5,453,000	3,781,341
Virtu Financial Cl. A [2,3]	455,500	11,733,680
Westwood Holdings Group [2]	38,850	1,320,900

		115,193,883

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	1,020,000	393,385
Waterloo Investment Holdings [1,6]	2,972,000	891,600

		1,284,985

INSURANCE - 4.2%
E-L Financial	22,500	12,130,091
Erie Indemnity Cl. A	25,000	3,332,750
Independence Holding Company [2]	259,223	9,124,649
MBIA [1]	942,400	8,406,208
ProAssurance Corporation [2]	398,657	16,169,528
RLI Corp. [2,3]	45,500	3,139,045
Trupanion [1,2]	106,500	2,711,490

		55,013,761

INVESTMENT COMPANIES - 0.7%
RIT Capital Partners	41,000	998,139
†Social Capital Hedosophia Holdings Cl. A [1]	819,918	8,199,180

		9,197,319

THRIFTS & MORTGAGE FINANCE - 1.3%
Axos Financial [1,2]	176,280	4,438,730
Genworth MI Canada	206,895	6,092,279
Timberland Bancorp [2,3]	288,857	6,441,511
Vestin Realty Mortgage II [1,4]	34	34,000

		17,006,520

Total (Cost $221,704,330)		235,169,953

HEALTH CARE – 5.3%
BIOTECHNOLOGY - 0.5%
AMAG Pharmaceuticals [1,2]	61,300	931,147
Sangamo Therapeutics [1]	65,815	755,556
Zealand Pharma [1]	408,857	5,169,925

		6,856,628

HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Atrion Corporation	15,750	11,672,010
DENTSPLY SIRONA	5,000	186,050
Hill-Rom Holdings	5,000	442,750
Integer Holdings [1,2,3]	42,400	3,233,424
Masimo Corporation [1,2]	50,000	5,368,500
†Merit Medical Systems [1,2,3]	33,000	1,841,730
Neogen Corporation [1,2]	22,400	1,276,800
Surmodics [1,2]	138,500	6,545,510

		30,566,774

HEALTH CARE PROVIDERS & SERVICES - 0.2%
Community Health Systems [1]	790,000	2,227,800

HEALTH CARE TECHNOLOGY - 1.3%
athenahealth [1]	32,500	4,287,725
Medidata Solutions [1,2,3]	186,750	12,590,685

		16,878,410

LIFE SCIENCES TOOLS & SERVICES - 0.8%
Bio-Rad Laboratories Cl. A [1]	34,198	7,941,460
Bio-Techne [2]	21,143	3,059,815

		11,001,275

PHARMACEUTICALS - 0.1%
†Alimera Sciences [1]	319,186	229,207
†TherapeuticsMD [1]	50,000	190,500
Theravance Biopharma [1,2]	34,291	877,507

		1,297,214

Total (Cost $50,132,978)		68,828,101

INDUSTRIALS – 28.9%
AEROSPACE & DEFENSE - 3.6%
Ducommun [1,2]	117,200	4,256,704
HEICO Corporation [2]	260,346	20,171,608
HEICO Corporation Cl. A [2,3]	157,827	9,943,101
Hexcel Corporation [2]	53,400	3,061,956
Magellan Aerospace	96,800	1,062,162
Teledyne Technologies [1]	5,900	1,221,713
Wesco Aircraft Holdings [1]	935,364	7,389,376

		47,106,620

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)
	SHARES	VALUE

INDUSTRIALS (continued)
AIR FREIGHT & LOGISTICS - 1.5%
Expeditors International of Washington [2]	143,000	$9,736,870
Forward Air [2]	170,750	9,365,637

		19,102,507

BUILDING PRODUCTS - 0.4%
Burnham Holdings Cl. B [4]	36,000	500,400
Patrick Industries [1,2]	15,775	467,098
Simpson Manufacturing [2]	66,700	3,610,471

		4,577,969

COMMERCIAL SERVICES & SUPPLIES - 1.8%
Atento [1]	188,700	756,687
CECO Environmental [1]	99,028	668,439
CompX International Cl. A [2,3]	211,100	2,873,071
Heritage-Crystal Clean [1,2]	100,106	2,303,439
Kimball International Cl. B [2]	286,180	4,060,894
Mobile Mini [2]	105,000	3,333,750
PICO Holdings [1]	409,400	3,741,916
Ritchie Bros. Auctioneers [2]	54,900	1,796,328
Steelcase Cl. A [2]	40,000	593,200
UniFirst Corporation	26,270	3,758,449

		23,886,173

CONSTRUCTION & ENGINEERING - 3.4%
†Arcosa [1,2]	50,000	1,384,500
EMCOR Group [2]	65,800	3,927,602
IES Holdings [1,2,3]	594,244	9,240,494
†Infrastructure and Energy Alternatives [1]	600,000	4,914,000
Jacobs Engineering Group [2]	169,900	9,932,354
KBR [2]	337,400	5,121,732
Sterling Construction [1]	122,300	1,331,847
Valmont Industries [2]	62,745	6,961,558
Williams Industrial Services Group [1,4]	631,820	1,453,186

		44,267,273

ELECTRICAL EQUIPMENT - 0.8%
AZZ	5,000	201,800
LSI Industries	814,857	2,583,097
†nVent Electric [2]	25,000	561,500
Powell Industries [2]	94,500	2,363,445
Preformed Line Products [2]	91,600	4,969,300

		10,679,142

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries [2]	251,725	9,109,928

MACHINERY - 10.5%
CIRCOR International [1,2]	433,309	9,229,482
Colfax Corporation [1,2,3]	232,242	4,853,858
Franklin Electric [2]	322,800	13,841,664
Graco [2]	241,028	10,087,022
Hyster-Yale Materials Handling Cl. A [2]	10,000	619,600
John Bean Technologies [2]	113,226	8,130,759
Kadant [2]	114,159	9,299,392
Kennametal [2,3]	160,100	5,328,128
Lincoln Electric Holdings [2]	136,160	10,736,216
Lindsay Corporation [2,3]	110,000	10,587,500
NN	308,700	2,071,377
Nordson Corporation [2]	24,296	2,899,727
Proto Labs [1]	10,000	1,127,900
RBC Bearings [1]	109,600	14,368,560
Sun Hydraulics [2]	314,418	10,435,533
Tennant Company [2,3]	111,900	5,831,109
Titan International	173,100	806,646
Watts Water Technologies Cl. A [2]	61,000	3,936,330
Westinghouse Air Brake Technologies [2]	73,100	5,135,275
Woodward [2]	104,600	7,770,734

		137,096,812

MARINE - 2.0%
Clarkson	471,100	11,408,815
Eagle Bulk Shipping [1]	320,478	1,477,404
Kirby Corporation [1,2,3]	199,400	13,431,584

		26,317,803

PROFESSIONAL SERVICES - 1.0%
Exponent [2,3]	100,000	5,071,000
ManpowerGroup [2]	107,200	6,946,560
Quess Corporation [1]	15,720	148,171
TrueBlue [1,2]	56,245	1,251,451

		13,417,182

ROAD & RAIL - 1.7%
Genesee & Wyoming Cl. A [1,2]	15,000	1,110,300
Knight-Swift Transportation Holdings Cl. A [2]	122,400	3,068,568
Landstar System [2,3]	120,060	11,486,140
Patriot Transportation Holding [1,2,3]	139,100	2,711,059
Saia [1,2,3]	40,000	2,232,800
Universal Logistics Holdings [2,3]	78,916	1,427,590

		22,036,457

TRADING COMPANIES & DISTRIBUTORS - 1.5%
Air Lease Cl. A [2]	364,700	11,017,587
Houston Wire & Cable [1,5]	877,363	4,439,457
†SiteOne Landscape Supply [1,2,3]	25,000	1,381,750
Watsco [2]	17,700	2,462,778

		19,301,572

Total (Cost $304,165,139)		376,899,438

INFORMATION TECHNOLOGY – 17.8%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN [2]	214,973	2,308,810

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.3%
Anixter International [1,2]	63,795	3,464,706
Cognex Corporation [2]	350,600	13,557,702
Coherent [1]	85,800	9,069,918
Fabrinet [1,2]	163,100	8,368,661
FARO Technologies [1,2]	179,437	7,292,320
FLIR Systems [2]	636,637	27,719,175
Horiba	12,000	491,583
IPG Photonics [1]	51,100	5,789,119
Littelfuse	30,800	5,281,584
National Instruments [2]	261,850	11,882,753
†nLIGHT [1,2,3]	282,200	5,017,516
Perceptron [1]	357,700	2,883,062
Plexus Corporation [1,2]	150,600	7,692,648
Richardson Electronics	573,732	4,985,731
Rogers Corporation [1,2]	32,366	3,206,176
TTM Technologies [1,2,3]	496,400	4,829,972

		121,532,626

IT SERVICES - 0.7%
Conduent [1]	20,000	212,600
Hackett Group (The) [2]	417,266	6,680,429
Innodata [1]	8,498	12,747
Unisys Corporation [1,2,3]	160,000	1,860,800

		8,766,576

46 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2018

Schedule of Investments (continued)
	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.2%
Advanced Energy Industries [1,2]	63,100	$2,708,883
Brooks Automation [2]	440,700	11,537,526
Cabot Microelectronics [2]	46,800	4,462,380
Cirrus Logic [1,2,3]	125,000	4,147,500
Cohu [2]	63,750	1,024,462
Diodes [1,2,3]	270,850	8,737,621
Entegris [2,3]	258,300	7,205,279
Kulicke & Soffa Industries [2]	66,200	1,341,874
MKS Instruments [2]	188,439	12,175,044
Nova Measuring Instruments [1,2]	39,500	899,810
Photronics [1]	183,700	1,778,216
Rudolph Technologies [1,2,3]	39,600	810,612
Silicon Motion Technology ADR [2]	25,000	862,500
Teradyne [2,3]	130,000	4,079,400
Veeco Instruments [1]	17,500	129,675
Versum Materials [2]	197,100	5,463,612
Xperi [2]	60,000	1,103,400

		68,467,794

SOFTWARE - 2.2%
†Alarm.com Holdings [1,2]	10,000	518,700
†Altair Engineering Cl. A [1]	5,000	137,900
ANSYS [1]	54,100	7,733,054
†Descartes Systems Group (The) [1,2]	58,300	1,542,618
j2 Global [2,3]	58,520	4,060,118
Manhattan Associates [1,2,3]	125,000	5,296,250
Monotype Imaging Holdings [2]	117,700	1,826,704
RealNetworks [1]	109,950	253,984
Solium Capital [1]	187,400	1,618,405
Support.com [1]	216,766	533,244
TiVo	152,900	1,438,789
†Workiva Cl. A [1,2,3]	100,000	3,589,000

		28,548,766

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
Cray [1,2,3]	126,000	2,720,340

Total (Cost $187,767,783)		232,344,912

MATERIALS – 11.3%
CHEMICALS - 5.6%
Chase Corporation [2]	116,059	11,611,703
Hawkins [2,3]	86,178	3,528,989
†Ingevity Corporation [1,2]	23,900	2,000,191
Innospec [2,3]	84,083	5,192,966
Minerals Technologies [2]	350,132	17,975,777
NewMarket Corporation	8,600	3,543,974
Platform Specialty Products [1,2]	530,000	5,474,900
Quaker Chemical	132,669	23,576,608

		72,905,108

CONSTRUCTION MATERIALS - 0.3%
†Imerys	90,000	4,328,871

CONTAINERS & PACKAGING - 0.3%
Mayr-Melnhof Karton	34,000	4,285,104

METALS & MINING - 4.4%
Agnico Eagle Mines [2]	15,000	606,000
Alamos Gold Cl. A	1,703,300	6,125,991
Ferroglobe	50,000	79,500
Ferroglobe (Warranty Insurance Trust) [1,6]	49,300	0
Franco-Nevada Corporation [2,3]	107,300	7,529,241
Gold Fields ADR	370,000	1,302,400
Haynes International [2]	113,900	3,006,960
Hecla Mining	321,300	758,268
IAMGOLD Corporation [1]	600,000	2,208,000
Lundin Mining	640,000	2,644,008
MAG Silver [1]	198,900	1,451,970
Major Drilling Group International [1]	1,382,357	4,657,810
Pretium Resources [1]	101,000	855,970
Reliance Steel & Aluminum [2]	193,720	13,787,053
Royal Gold [2]	16,600	1,421,790
Synalloy Corporation [2,3]	178,800	2,966,292
Tahoe Resources [1]	646,000	2,357,900
VanEck Vectors Junior Gold Miners ETF	8,000	241,760
Worthington Industries [2]	148,000	5,156,320

		57,157,233

PAPER & FOREST PRODUCTS - 0.7%
Neenah [2]	16,700	983,964
Stella-Jones	267,138	7,750,759
		8,734,723

Total (Cost $137,291,568)		147,411,039

REAL ESTATE – 3.9%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
New York REIT [1,6]	15,000	208,650

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.9%
Altus Group	24,200	419,582
FirstService Corporation	184,600	12,641,408
FRP Holdings [1,2,3]	188,558	8,675,554
Kennedy-Wilson Holdings [2]	515,500	9,366,635
Marcus & Millichap [1,2,3]	232,513	7,982,171
RMR Group Cl. A [2]	27,200	1,443,776
St. Joe Company (The) [1,2,3]	197,000	2,594,490
Tejon Ranch [1,2,3]	478,479	7,933,182

		51,056,798

Total (Cost $41,435,097)		51,265,448

UTILITIES – 0.3%
GAS UTILITIES - 0.3%
UGI Corporation [2]	69,500	3,707,825

Total (Cost $3,013,160)		3,707,825

TOTAL COMMON STOCKS

(Cost $1,237,145,343)		1,362,096,326

WARRANTS – 0.1%

CONSUMER DISCRETIONARY – 0.0%
HOUSEHOLD DURABLES - 0.0%
† Purple Innovation (Warrants) [1,4]	750,000	105,000

Total (Cost $461,843)		105,000

INDUSTRIALS – 0.1%
CONSTRUCTION & ENGINEERING - 0.1%
† Infrastructure and Energy Alternatives
(Warrants) [1]	625,000	568,750

Total (Cost $470,283)		568,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 47

Royce Value Trust	December 31, 2018

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY – 0.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.0%
† eMagin Corporation (Warrants) [1,6]	50,000	$0

Total (Cost $0)		0

TOTAL WARRANTS

(Cost $932,126)		673,750

TOTAL INVESTMENTS – 104.5%

(Cost $1,238,077,469)		1,362,770,076

LIABILITIES LESS CASH AND OTHER ASSETS – (4.5)%		(58,663,191)

NET ASSETS – 100.0%		$1,304,106,885

ADR – American Depository Receipt

†	New additions in 2018.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2018. Total market value of pledged securities at December 31, 2018, was $139,988,955.

[3]	At December 31, 2018, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $40,175,871.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
At December 31, 2018, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2018, market value.

TAX INFORMATION:The cost of total investments for Federal income tax purposes was $1,238,208,056. At December 31, 2018, net unrealized appreciation for all securities was $124,562,020 consisting of aggregate gross unrealized appreciation of $323,293,119 and aggregate gross unrealized depreciation of $198,731,099. The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

48 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	December 31, 2018

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies	$1,357,938,358

Affiliated Companies	4,831,718

Receivable for dividends and interest	1,312,973

Prepaid expenses and other assets	683,846

Total Assets	1,364,766,895

LIABILITIES:
Revolving credit agreement	45,000,000

Payable to custodian for cash and foreign currency overdrawn	14,492,164

Payable for investments purchased	325,429

Payable for investment advisory fee	541,254

Payable for directors’ fees	53,324

Payable for interest expense	18,735

Accrued expenses	229,104

Total Liabilities	60,660,010

Net Assets	$1,304,106,885

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 95,010,024 shares outstanding (150,000,000 shares authorized)	$1,161,772,428

Total distributable earnings (loss)	142,334,457

Net Assets (net asset value per share - $13.73)	$1,304,106,885

Investments at identified cost	$1,238,077,469

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 49

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/18	YEAR ENDED 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$16,192,591	$10,969,682

Net realized gain (loss) on investments and foreign currency	111,658,737	81,750,067

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(347,149,860)	146,329,916

Net increase (decrease) in net assets from investment operations	(219,298,532)	239,049,665

DISTRIBUTIONS:
Total distributable earnings[1]	(112,695,474)

Net investment income		(10,679,021)

Net realized gain on investments and foreign currency		(85,441,777)

Total distributions	(112,695,474)	(96,120,798)

CAPITAL STOCK TRANSACTIONS:
Net proceeds from rights offering	108,466,176

Reinvestment of distributions	47,185,262	41,508,874

Total capital stock transactions	155,651,438	41,508,874

Net Increase (Decrease) In Net Assets	(176,342,568)	184,437,741

NET ASSETS:

Beginning of year	1,480,449,453	1,296,011,712

End of year (including undistributed net investment income (loss) of $(1,725,122) at 12/31/172)	$1,304,106,885	$1,480,449,453

1 Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Notes to Financial Statements.
2 Parenthetical disclosure of undistributed net investment income is no longer required. See Notes to Financial Statements.

50 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2018

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$25,763,236

Foreign withholding tax	(503,383)

Interest	256,906

Rehypothecation income	232,957

Total income	25,749,716

EXPENSES:

Investment advisory fees	6,356,364

Interest expense	1,678,886

Administrative and office facilities	439,851

Stockholder reports	423,025

Custody and transfer agent fees	215,508

Directors’ fees	198,038

Professional fees	114,083

Other expenses	135,996

Total expenses	9,561,751

Compensating balance credits	(4,626)

Net expenses	9,557,125

Net investment income (loss)	16,192,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments	111,651,979

Foreign currency transactions	6,758

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies	(344,862,243)

Investments in Affiliated Companies	(2,278,941)

Other assets and liabilities denominated in foreign currency	(8,676)

Net realized and unrealized gain (loss) on investments and foreign currency	(235,491,123)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(219,298,532)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 51

Royce Value Trust	Year Ended December 31, 2018

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(219,298,532)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash used for operating activities:

Purchases of long-term investments	(565,452,939)

Proceeds from sales and maturities of long-term investments	468,285,661

Net purchases, sales and maturities of short-term investments	48,667,000

Net (increase) decrease in dividends and interest receivable and other assets	(230,537)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	18,118

Net change in unrealized appreciation (depreciation) on investments	347,141,184

Net realized gain (loss) on investments	(111,651,979)

Net cash used for operating activities	(32,522,024)

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in revolving credit agreement	(25,000,000)

Distributions	(112,695,474)

Increase in payable to custodian for cash and foreign currency overdrawn	14,492,164

Net proceeds from rights offering	108,466,176

Reinvestment of distributions	47,185,262

Net cash provided by financing activities	32,448,128

INCREASE (DECREASE) IN CASH:	(73,896)

Cash and foreign currency at beginning of year	73,896

Cash and foreign currency at end of year	$–

Supplemental disclosure of cash flow information:
For the year ended December 31, 2018, the Fund paid $1,680,721 in interest expense.

52 | 2018 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14

Net Asset Value, Beginning of Period	$17.50	$15.85	$13.56	$16.24	$18.17

INVESTMENT OPERATIONS:
Net investment income (loss)	0.18	0.13	0.12	0.12	0.12

Net realized and unrealized gain (loss) on investments and foreign currency	(2.46)	2.74	3.27	(1.48)	(0.13)

Net increase (decrease) in net assets from investment operations	(2.28)	2.87	3.39	(1.36)	(0.01)

DISTRIBUTIONS:
Net investment income	(0.19)	(0.13)	(0.13)	(0.16)	(0.14)

Net realized gain on investments and foreign currency	(1.07)	(1.03)	(0.89)	(1.08)	(1.68)

Total distributions	(1.26)	(1.16)	(1.02)	(1.24)	(1.82)

CAPITAL STOCK TRANSACTIONS:

Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.06)	(0.08)	(0.08)	(0.10)

Effect of rights offering	(0.17)

Total capital stock transactions	(0.23)	(0.06)	(0.08)	(0.08)	(0.10)

Net Asset Value, End of Period	$13.73	$17.50	$15.85	$13.56	$16.24

Market Value, End of Period	$11.80	$16.17	$13.39	$11.77	$14.33

TOTAL RETURN: [1]
Net Asset Value	(14.45)%	19.31%	26.87%	(8.09)%	0.78%

Market Value	(20.43)%	30.49%	23.48%	(9.59)%	0.93%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	0.42%	0.43%	0.51%	0.50%	0.46%

Other operating expenses	0.21%	0.22%	0.22%	0.18%	0.15%

Total expenses (net)	0.63%	0.65%	0.73%	0.68%	0.61%

Expenses excluding interest expense	0.52%	0.54%	0.62%	0.61%	0.55%

Expenses prior to balance credits	0.63%	0.65%	0.73%	0.68%	0.61%

Net investment income (loss)	1.06%	0.80%	0.85%	0.78%	0.72%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,304,107	$1,480,449	$1,296,012	$1,072,035	$1,231,955

Portfolio Turnover Rate	28%	19%	28%	35%	40%

REVOLVING CREDIT AGREEMENT:
Asset coverage	2998%	2215%	1951%	1631%	1860%

Asset coverage per $1,000	$29,980	$22,149	$19,514	$16,315	$18,599

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Annual Report to Stockholders | 53

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,346,575,825	$14,420,251	$1,100,250	$1,362,096,326

Warrants	568,750	105,000	0	673,750

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. This is generally due to whether fair value factors have been applied. The Fund recognizes transfers between levels as of the end of the reporting period. For the year ended December 31, 2018, securities valued at $2,165,665 were transferred from Level 1 to Level 2 and securities valued at $57,084,055 were transferred from Level 2 to Level 1 within the fair value hierarchy.

54 | 2018 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/18

Common Stocks	$891,600	$544,065	$ –	$(335,415)	$1,100,250

Warrants	–	0	–	–	0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

		Discounted Present Value
Waterloo Investment Holdings	$891,600	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

		Guidance from Options Clearing Authorities
New York REIT	208,650	Balance Sheet Analysis	Liquidity Discount	20%-30%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they

2018 Annual Report to Stockholders | 55

Royce Value Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS (continued):
will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 3,301,756 and 2,795,800 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2018 and December 31, 2017, respectively.
On July 5, 2018, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10 rights held by stockholders of record on May 30, 2018. The rights offering resulted in the issuance of 7,120,544 common shares at a price of $15.33, and proceeds of $109,157,940 to the Fund prior to the deduction of expenses of $691,764. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.17 per share as a result of the issuance.

Borrowings:
The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 179-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.
As of December 31, 2018, the Fund has outstanding borrowings of $45,000,000. During the year ended December 31, 2018, the Fund borrowed an average daily balance of $52,095,890 at a weighted average borrowing cost of 3.26%. The maximum amount outstanding during the year ended December 31, 2018 was $70,000,000. As of December 31, 2018, the aggregate value of rehypothecated securities was $40,175,871. During the year ended December 31, 2018, the Fund earned $232,957 in fees from rehypothecated securities.

56 | 2018 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:
As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
For the twelve rolling 60-month periods in 2018, the Fund’s investment performance ranged from 18% to 34% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $12,712,728 and a net downward adjustment of $6,356,364 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2018, the Fund expensed Royce investment advisory fees totaling $6,356,364.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $561,104,999 and $423,040,162, respectively.
Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2018, were as follows:

COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$126,247,517	$2,097,170	$(1,320,858)

Tax Information:
     Distributions during the years ended December 31, 2018 and 2017, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2018	2017	2018	2017

$30,738,849	$19,301,057	$81,956,625	$76,819,741

The tax basis components of distributable earnings at December 31, 2018, were as follows:

QUALIFIED LATE YEAR
	UNDISTRIBUTED LONG-TERM	NET UNREALIZED	ORDINARY AND	TOTAL
UNDISTRIBUTED	CAPITAL GAINS OR	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
ORDINARY INCOME	(CAPITAL LOSS CARRYFORWARD)	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS

$ –	$19,153,127	$124,553,874	$(1,372,544)	$142,334,457

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

2018 Annual Report to Stockholders | 57

Royce Value Trust

Notes to Financial Statements (continued)

Tax Information (continued):
For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2018, the Fund had no reclassifications.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2015-2018) and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund held the following positions in shares of such companies at December 31, 2018:

						CHANGE IN NET
						UNREALIZED
	SHARES	MARKET VALUE	COSTS OF	PROCEEDS	REALIZED	APPRECIATION	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/17	12/31/17	PURCHASES	FROM SALES	GAIN (LOSS)	(DEPRECIATION)	INCOME	12/31/18	12/31/18

HG Holdings	912,235	$ 793,645	$–	$–	$–	$ (401,384)	$–	912,235	$ 392,261

Houston Wire & Cable	877,363	6,317,014	–	–	–	(1,877,557)	–	877,363	4,439,457

		$7,110,659			$–	$(2,278,941)	$–		$4,831,718

Recent Accounting Pronouncement:
In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to stockholders and the amount of undistributed net investment income on the Statement of Changes in Net Assets.

Subsequent Events:
Subsequent events have been evaluated through the date the financial statements were issued.

58 | 2018 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the "Fund") as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the four years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2014 and the financial highlights for each of the periods ended on or prior to December 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 21, 2019

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not been able to determine the specific year we began serving as auditor.

2018 Annual Report to Stockholders | 59

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14	9,101	7,696

12/9/16	Distribution $0.14		7.940	18	10,111	8,446

12/12/17	Distribution $0.11		10.610	11	13,254	11,484

12/12/18	Distribution $0.04		8.500	5

12/31/18		$8,975		1,067	$11,118	$9,475

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222

2016	Annual distribution total $0.64		7.513	779	92,689	78,540

2017	Annual distribution total $0.69		8.746	783	109,076	98,254

2018	Annual distribution total $0.75		8.993	893

12/31/18		$8,900		11,301	$96,398	$83,853

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

60 | 2018 Annual Report to Stockholders

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185

2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425

2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176

2018	Distribution through 6/30/18 $0.59		15.962	748

2018	Rights Offering	31,289	15.330	2,041

2018	Distribution after 6/30/18 $0.67		12.706	1,168

12/31/18		$53,211		24,005	$329,589	$283,259

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2018 Annual Report to Stockholders | 61

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2018.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2018. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

62 | 2018 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1
Age: 79 | Number of Funds Overseen: 21 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Director1, President
Age: 53 | Number of Funds Overseen: 21 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 70 | Number of Funds Overseen: 21 | Tenure: Since 2009
Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director
Age: 57 | Number of Funds Overseen: 21 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Director
Age: 79 | Number of Funds Overseen: 21 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 76 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 79 | Number of Funds Overseen: 21 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 73 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 60 | Number of Funds Overseen: 21 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 51 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 56 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 52 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 51 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 59 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director. Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2018 Annual Report to Stockholders | 63

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P SmallCap 500 and 600 are indexes of U.S. large-cap and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CBOE Russell 2000 Volatility Index (RVX) measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2019. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
     Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

64 | 2018 Annual Report to Stockholders

Board Approval of Investment Advisory Agreement

    At meetings held on September 25-26, 2018, the Board of Directors (the “Board”) of Royce Global Value Trust, Inc. (“RGT”), including all of the non-interested directors, approved an amended and restated investment advisory agreement (the “Amended and Restated Agreement”) between Royce & Associates, LP (“R&A”) and RGT. The Amended and Restated Agreement is identical in all respects to the investment advisory agreement (the “Original Agreement”) between R&A and RGT that was approved by the Board at meetings held on June 4-5, 2018 except that the Amended and Restated Agreement contains a lower investment advisory fee rate than the Original Agreement. A description of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Original Agreement is included in RGT’s Semiannual Report to the Shareholders for the six-month period ended June 30, 2018.

2018 Annual Report to Stockholders | 65

Results of Stockholders Meeting

Royce Value Trust, Inc.
At the 2018 Annual Meeting of Stockholders held on September 24, 2018, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	82,337,951	2,012,841

G. Peter O’Brien	81,691,931	2,658,860

David L. Meister	81,382,762	2,968,030

Royce Micro-Cap Trust, Inc.
At the 2018 Annual Meeting of Stockholders held on September 24, 2018, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	35,311,634	352,959

G. Peter O’Brien	35,169,450	495,143

David L. Meister	35,067,865	596,729

Royce Global Value Trust, Inc.
At the 2018 Annual Meeting of Stockholders held on September 24, 2018, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Charles M. Royce	8,122,013	1,061,328

G. Peter O’Brien	8,107,392	1,075,949

David L. Meister	8,062,305	1,121,036

66 | 2018 Annual Report to Stockholders

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68 | This page is not part of the 2018 Annual Report to Stockholders

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches
Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.

Unwavering Commitment
Our team of 18 portfolio managers have significant personal investments in the strategies they manage.
GENERAL INFORMATION
General Royce Funds information including an overview of our firm and Funds
(800) 221-4268

COMPUTERSHARE
Transfer Agent and Registrar
Speak with a representative about:
• Your account, transactions, and forms
(800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS
Speak with your regional Royce contact regarding:
• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923

Item 2.    Code(s) of Ethics.  As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)
Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Audit Committee Financial Experts, effective February 16, 2011. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2018 - $21,016
Year ended December 31, 2017 - $20,604

(b)	Audit-Related Fees:
Year ended December 31, 2018 - $0
Year ended December 31, 2017 - $0

(c)	Tax Fees:
Year ended December 31, 2018 - $9,468 - Preparation of tax returns
Year ended December 31, 2017 - $9,276 - Preparation of tax returns

(d)	All Other Fees:
Year ended December 31, 2018 - $0
Year ended December 31, 2017 - $0

(e)(1)       Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee.  This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2018 - $9,468
Year ended December 31, 2017 - $9,276

(h)	No such services were rendered during 2018 or 2017.

Item 5.  Audit Committee of Listed Registrants.  The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Christopher C. Grisanti, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister, G. Peter O’Brien, and Michael K. Shields are members of the Registrant’s audit committee.

Item 6.   Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client’s best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

To further Royce’s goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2018)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Portfolio Manager and Member of the Board of Directors of the Registrant	Since October 2013	Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), investment adviser to the Registrant, Member of the boards of directors/trustees of the Registrant, Royce Micro-Cap Trust, Inc. (“RMT”), Royce Value Trust, Inc. (“RVT”), The Royce Fund , and Royce Capital Fund (collectively, “The Royce Funds”).
David A. Nadel	Assistant Portfolio Manager*	Since October 2013	Assistant Portfolio Manager of the Registrant (since October 2013); Director of International Research at Royce (since 2010); Portfolio Manager and Senior Analyst at Royce (since 2006); Senior Portfolio Manager at Neuberger Berman Inc. (2004-2006); and Senior Analyst at Pequot Capital Management, Inc. (2001-2003).
* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

12(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2018)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	8	$6,710,543,729	2	1,649,606,030
	Private pooled investment vehicles	2	69,218,296	-	-
	Other accounts*	12	46,156,691	-	-

David A. Nadel
	Registered investment companies	2	471,507,585	-	-
	Private pooled investment vehicles	1	5,690,363	-	-
	Other accounts*	-	-	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest
The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager’s Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (RVT and RMT) is based, in part, on performance-based fee revenues. RVT and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2018)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-
BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2018)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
David A. Nadel	$100,001 - $500,000

(b) Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.  Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date:	March 4, 2019	Date:	March 4, 2019